                                                                   Exhibit 10.83


                      BOMBARDIER REGIONAL AIRCRAFT DIVISION


                               PURCHASE AGREEMENT


                                    CRJ-0351






                                     Between


                                 BOMBARDIER INC.


                                       and


                              MESA AIR GROUP, INC.











                           Relating to the Purchase of
                   Sixteen (16) Canadair Regional Jet aircraft


          [Confidential portions of this exhibit have been deleted and filed seperately with the Securities and Exchange Commision]

                                TABLE OF CONTENTS

ARTICLE 1.    INTERPRETATION.................................................1


ARTICLE 2.    SUBJECT MATTER OF SALE.........................................2


ARTICLE 3.    [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]...........................................3


ARTICLE 4.    [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]...........................................3


ARTICLE 5.    [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]...........................................4


ARTICLE 6.    [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]...........................................5


ARTICLE 7.    BUYER INFORMATION..............................................5


ARTICLE 8.    CERTIFICATION..................................................7


ARTICLE 9.    [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]...........................................9


ARTICLE 10.   [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]..........................................11


ARTICLE 11.   CHANGES.......................................................11


ARTICLE 12.   [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]..........................................12


ARTICLE 13.   [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]..........................................13


ARTICLE 14.   [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]..........................................14

ARTICLE 15.   [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]...........................................15


ARTICLE 16.   TERMINATION....................................................15


ARTICLE 17.   NOTICES........................................................17


ARTICLE 18.   [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]...........................................18


ARTICLE 19.   [CONFIDENTIAL PORTION DELETED AND FILED
              SEPARATELY WITH THE SECURITIES AND
              EXCHANGE COMMISSION]...........................................19


ARTICLE 20.   ASSIGNMENT.....................................................21


ARTICLE 21.   SUCCESSORS.....................................................22


ARTICLE 22.   APPLICABLE LAWS................................................22


ARTICLE 23.   CONFIDENTIAL NATURE OF AGREEMENT...............................22


ARTICLE 24.   AGREEMENT......................................................22


APPENDIX I    [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                 SECURITIES AND EXCHANGE COMMISSION]
APPENDIX II   [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION]
APPENDIX III  [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION]
APPENDIX IV   [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION]
APPENDIX V    [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION]

EXHIBIT I     Certificate Of Acceptance
EXHIBIT II    BILL OF SALE
EXHIBIT III   [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION]
EXHIBIT IV    CHANGE ORDER

         This Agreement is made on the ______ day of ________________, 1997.


         BY AND BETWEEN:    BOMBARDIER INC., a Canadian Corporation represented
                            by its BOMBARDIER REGIONAL AIRCRAFT DIVISION (BRAD) having an office at Garratt Boulevard, Downsview, Ontario, Canada.

                            Unless the context requires otherwise, references made herein to BRAD herein also include de Havilland Inc. and its subsidiaries and Canadair Division,

                            (collectively "BRAD")

         AND:               MESA AIR GROUP, INC.,
                            2325 East 30th Street
                            Farmington, New Mexico,
                            U.S.A. 87401

                            ("Buyer")

         WHEREAS, Bombardier Inc., through its Canadair Manufacturing Division, is engaged in the manufacture of the Canadair Regional Jet aircraft products; and BRAD has been created for the purpose of providing marketing, sales and customer support services for the Canadair Regional Jet aircraft and related products;

         WHEREAS, Buyer desires to purchase sixteen (16) Aircraft, (as later defined), and related data, documents, and services according to this Agreement, (as later defined), and BRAD desires to arrange the sale of such Aircraft, data, documents and services to Buyer,

         NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and BRAD agree as follows:


ARTICLE 1.        INTERPRETATION.


          1.1. The recitals above have been inserted for convenience only and do not form part the Agreement.


          1.2. The headings of the Articles of this Agreement are included for convenience only and shall not be used in the construction and interpretation of this Agreement.


          1.3. In this Agreement, unless otherwise expressly provided, the singular includes the plural and vice-versa.


          1.4. In this Agreement the following expressions shall, unless otherwise expressly provided, mean:

         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                  "Agreement" means this Agreement, including its Exhibits, Annexes, Appendices and Letter Agreements, if any, attached hereto (each of which is incorporated in the Agreement by this reference), as they may be amended pursuant to the provisions of the Agreement;


                  "Aircraft" shall have the meaning attributed to it in Article 2.1;


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION];


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION];


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION];


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION];


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION];


         "FAA"  shall have the meaning attributed to it in Article 8.1;


         "Notice" shall have the meaning attributed to it in Article 17.1;


         "Permitted Change" shall have the meaning attributed to it in Article
               11.2;


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
               AND EXCHANGE COMMISSION];


         "Regulatory Change" shall have the meaning attributed to it in Article
                8.4;


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
               AND EXCHANGE COMMISSION]


         "Taxes" shall have the meaning attributed to it in Article 4.3.


          1.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION].

ARTICLE 2.     SUBJECT MATTER OF SALE.


            2.1. Subject to the provisions of this Agreement, BRAD will sell and Buyer will purchase sixteen (16) Canadair Regional Jet aircraft [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION].


            (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION].


            (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            4.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            4.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            4.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            4.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            4.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            5.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            5.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

            5.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            5.4. Buyer shall make [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to BRAD's account in the following manner:


         (a)      Transfer to:                National Bank of Canada
                                              New York, N.Y. 10101 USA
                                              Fed. ABA 026005487


         (b)      For credit to:              National Bank of Canada
                                              UID 014897
                                              600 de la Gauchetiere St. West
                                              Montreal, Quebec, H3B 4L3
                                              Transit No. 1504-1


         (c)      For further credit to:      Bombardier Inc.
                                              Canadair Division
                                              Account No.: 00-586-64


            5.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            5.6. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            5.7. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 6. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            6.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 7.       BUYER INFORMATION


            7.1. During [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], Buyer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], Buyer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            7.2 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            7.3. The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] BRAD pursuant to this Article shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                      (1) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION]


                      (2) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
               WITH THE SECURITIES AND EXCHANGE COMMISSION];

                   (d) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                   (e) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                   (f) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            7.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            7.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (d) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (e) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (f) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            7.6. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            7.7. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 8.       CERTIFICATION.


            8.1. BRAD has obtained from Transport Canada ("TC") a TC Type Approval (Transport Category) and from the Federal Aviation Administration of the United States ("FAA") an FAA Type Certificate for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            8.2. BRAD [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            8.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            8.4. If any addition or change to, or modification or testing [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is required by any law or governmental regulation or requirement or interpretation thereof by any governmental agency having jurisdiction in order to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            8.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            8.6. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            8.7. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            8.8. If the use of any of the certificates identified in this
Article 8 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate or, if there should not be any such other certificate or instrument, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

ARTICLE 9. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH SECURITIES
           AND EXCHANGE COMMISSION].


            9.1.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            9.1.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            9.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            9.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            9.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            9.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            9.6. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            9.7. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

            9.8. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            9.9. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 10. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            10.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            10.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 11.       CHANGES.


            11.1. Other than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as described in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], any change to this Agreement [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Should Buyer request a change, BRAD shall advise Buyer of the effect, if any, of such change request on:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            11.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

                      1) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                  THE AND EXCHANGE COMMISSION]


                      2) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                  THE SECURITIES AND EXCHANGE COMMISSION]


                      3) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                  THE SECURITIES AND EXCHANGE COMMISSION],


[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 12. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            12.1. From time to time, commencing with the date of this Agreement and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            12.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            12.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            12.4. At any time [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            12.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 13. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            13.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

                 (d) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (e) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (f) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (g) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (h) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            13.2. (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            13.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            13.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 14. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            14.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            14.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            14.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

ARTICLE 15. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            15.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 16.       TERMINATION.


            16.1. This Agreement may be terminated, in whole or in part, with respect to any or all of the Aircraft before the Delivery Date by BRAD or Buyer by notice of termination to the other party upon the occurrence of any of the following events:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (d) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            16.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            16.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            16.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                 (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            16.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 17.     NOTICES.


            17.1. Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement shall be provided in writing, by registered mail, facsimile, courier, telegraphic or other electronic communication providing reasonable proof of transmission, except that no notice shall be sent by mail if disruption of postal service exists or is threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows:


         (a)      Notice to BRAD shall be addressed to:
                  Bombardier Inc.
                  Bombardier Regional Aircraft Division
                  Garratt Boulevard
                  Downsview, Ontario
                  Canada
                  M3K 1Y5
                  Attention:  Walter A. Galloway, Director, Contracts
                  Telex:  06-22128
                  Facsimile:  (416) 375-4533


         (b)      Notice to Buyer shall be addressed to:
                  Attention: Mr. Larry Risley, Chairman
                  Mesa Air Group, Inc.
                  2325 East 30th
                  Farmington, New Mexico
                  U.S.A. 87401
                  Facsimile: 505-326-4485


            17.2. Notice given in accordance with Article 17.1 shall be deemed sufficiently given to and received by the addressees:


                 (a) if delivered by hand, on the day when the same shall have been so delivered; or


                 (b) if mailed or sent by courier on the day indicated on the corresponding acknowledgment of receipt; or


                 (c) if sent by telex or facsimile on the day indicated by the acknowledgment or the answer back of the receiver in provable form.

ARTICLE 18. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            18.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


                 (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            18.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            18.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            18.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 19. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            19.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            19.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION],


                 A. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

                 B. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                 C. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


                 D. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            19.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            19.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            19.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 20.       ASSIGNMENT.


            20.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            20.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            20.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            20.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            20.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 21.       SUCCESSORS.


         This Agreement shall inure to the benefit of and be binding upon each of BRAD and Buyer and their respective successors.

ARTICLE 22.    APPLICABLE LAWS.


            22.1. This Agreement shall be subject to and construed in accordance with and the rights of the parties shall be governed by [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            22.2. BRAD's obligations under this Agreement shall be subject to and apply only to the extent permitted by applicable laws, regulations, directives and/or orders [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 23.    CONFIDENTIAL NATURE OF AGREEMENT.


            23.1. This Agreement is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to any other person or body except as may be necessary for either party to carry out its obligations under this Agreement and fulfill its obligations under the applicable securities laws governing each party. The parties shall however only disclose those parts of the agreement which are expressly required by such securities laws.


            23.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            23.3. Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.


ARTICLE 24.    AGREEMENT.


            24.1. This Agreement and the matters referred to herein constitute the entire Agreement between BRAD and Buyer and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memorandum of Agreement, acceptances, agreements, understandings, contracts and communications, whether oral or written, between BRAD and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement and no agreement or understanding varying the terms and conditions hereof shall be binding on either BRAD or Buyer hereto unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of this Article hereof. All Appendices, Exhibits and Annexes referred to herein and attached hereto are made part of this Agreement by reference. In the event of any inconsistencies between this Agreement and any of the Appendices, Exhibits and Annexes or other documents referred to herein, the provisions of this Agreement shall prevail.


            24.2. If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.


            24.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


            24.4. BRAD and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement.

     IN WITNESS WHEREOF this Agreement was signed on the date written hereof:



For and on behalf of                              For and on behalf of


BUYER:                                            BRAD:





Per:  ___________________________________         Per:__________________________
   Title:  ______________________________            Title:_____________________

                                   APPENDIX I


   [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

                                   APPENDIX II
   [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

                                  APPENDIX III
   [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]
                                SEPTEMBER 24 1996

                                   APPENDIX IV


   [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION]

                                   APPENDIX V

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                                                       EXHIBIT I

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                                                      Exhibit II


                                  BILL OF SALE


            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                                                     EXHIBIT III

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                                                      Exhibit IV

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                              MESA AIR GROUP, INC.
                           CRJ-0351 LETTER AGREEMENTS


B96-7701-RJTL-CRJ0351-001               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-002               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-003               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-004               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-005               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-006               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-007               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-008               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-009               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-010               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-011               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-012               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-013               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-014               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

B96-7701-RJTL-CRJ0351-015               [CONFIDENTIAL PORTION DELETED AND FILED
                                        SEPARATELY WITH THE SECURITIES AND
                                        EXCHANGE COMMISSION]

                                 BOMBARDIER INC.
                      BOMBARDIER REGIONAL AIRCRAFT DIVISION
                                GARRATT BOULEVARD
                               DOWNSVIEW, ONTARIO
                                 CANADA M3K 1Y5
                            TELEPHONE (416) 633-7310



                                February 12, 1997



Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A. 87401


Attention: Mr. Larry Risley, Chairman


Gentlemen:


         Re: Letter Agreement No. 001 [CONFIDENTIAL PORTION DELETED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


         Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").


         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.


         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.


         Subject: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


         Section 1.0. In consideration of Buyer having entered into the above referenced Agreement, BRAD agrees to reserve sixteen (16) additional aircraft (the "Option Aircraft") [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

          Section 1.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          Section 1.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          Section 1.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          Section 1.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Section 1.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          Section 1.6. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:


               (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


               (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          Section 2.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          Section 3.0. In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.


          Section 4.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          Section 5.0. The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.

          Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

                                     Yours truly

                                     BOMBARDIER INC.


                                     __________________________________________
                                                 Walter Galloway
                                               Director, Contracts


                                     ACCEPTED AND AGREED TO:

                                     This _________ day of January, 1997


                                     MESA AIR GROUP, INC.


                                     By_________________________________________
                                       Title:___________________________________

                                 BOMBARDIER INC.
                               BOMBARDIER REGIONAL
                                AIRCRAFT DIVISION
                                Garratt Boulevard
                               Downsview, Ontario
                                 Canada M3K 1Y5
                            Telephone (416) 633-7310

Thu, Feb 13, 1997
Our Ref: B96-7701-RJTL-CRJ0351-002


Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman


         Re:                 Letter Agreement No. 002
                  [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]



Gentlemen,


         Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").


         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.


         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

SUBJECT: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
         AND EXCHANGE COMMISSION]


          Section 1.0. In consideration of Buyer having entered into the above referenced Agreement, and in addition to the provisions of Letter Agreement 001, BRAD agrees to reserve sixteen (16) additional aircraft (the "Rolling Option Aircraft") [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Section 1.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Section 1.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Section 1.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Section 1.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Section 1.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Section 1.6. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Section 1.7. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Section 1.8. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


               (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


               (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

          Section 2.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Section 3.0. In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.


          Section 4.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Section 5.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


          Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

                                             Yours truly
                                             BOMBARDIER INC.


                                             ___________________________________
                                             Walter Galloway
                                             Director, Contracts

ACCEPTED AND AGREED TO:
this _____ day of January, 1997

MESA AIR GROUP, INC.

By:  _________________________________
Title: _______________________________

                                BOMBARDIER, INC.
                      BOMBARDIER REGIONAL AIRCRAFT DIVISION
                                Garratt Boulevard
                               Downsview, Ontario
                                 Canada M3K 1Y5
                            Telephone (416) 633-7310

Thu, Feb 13, 1997
Our Ref: B96-7701-RJTL-CRJ0351-003

Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A. 87401
Attention: Mr. Larry Risley, Chairman

         Re:                Letter Agreement No. 003
                     [CONFIDENTIAL PORTION DELETED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


Gentlemen,

         Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

SUBJECT: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Section 1.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Section 2.0. In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

         Section 3.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

                                                Yours truly
                                                BOMBARDIER INC.

                                                ________________________________
                                                Walter Galloway
                                                Director, Contracts

ACCEPTED AND AGREED TO:
this _____ day of January, 1997

MESA AIR GROUP, INC.

By:  _______________________________

Title: ______________________________

                                 BOMBARDIER INC.
                      BOMBARDIER REGIONAL AIRCRAFT DIVISION
                                Garratt Boulevard
                               Downsview, Ontario
                                 Canada M3K 1Y5


January 10, 1997
Our Ref: B96-7701-RJTL-CRJ0351-004


Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A. 87401
Attention: Mr. Larry Risley, Chairman

         Re: Letter Agreement No. 004 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]



Gentlemen,

         Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement. In this Letter Agreement No. 004 the term Aircraft shall apply to the thirty two (32) Canadair Regional Aircraft (16 Firm and 16 Option Aircraft).

SUBJECT:  [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
           SECURITIES AND EXCHANGE COMMISSION]

         Section 1.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 2.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 3.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 4.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 5.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 6.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 7.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 8.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 9.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 10.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

                  (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

                  (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (iii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

                  (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

                  (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 11.0. In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

         Section 12.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

                                         Yours truly
                                         BOMBARDIER INC.

                                         ________________________________
                                         Walter Galloway
                                         Director, Contracts

ACCEPTED AND AGREED TO:
this ____ day of January, 1997

MESA AIR GROUP, INC.

By:    ________________________________

Title: ________________________________

February 13, 1997
Our Ref:  B96-7701-RJTL-CRJ0351-005





Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A.  87401
Attention:  Mr. Larry Risley, Chairman

       Re:                   Letter Agreement No. 005
               [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION]

Gentlemen,

         Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

SUBJECT: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION]

1.0 In consideration of Buyer having entered into the above referenced Agreement for the purchase of sixteen (16) Aircraft, and notwithstanding the provisions of Article 5.2 of the Agreement, payment for the Aircraft will be made, and Article 5.2 of the Agreement is amended to read, as follows:

         1.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  a. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  b. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  c. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  d. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

3.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void, and the disposition of the Deposit per a.) above, and the Deposit per b.) above will be determined in accordance with the Agreement.

4.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

                                               Yours truly

                                               BOMBARDIER INC.

                                               ______________________________
                                               Walter Galloway
                                               Director, Contracts

ACCEPTED AND AGREED TO:
this _________ day of January, 1997

MESA AIR GROUP, INC.

By:____________________________________

Title:_________________________________

February 13, 1997
Our Ref:  B96-7701-RJTL-CRJ0351-006




Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A.  87401
Attention:  Mr. Larry Risley, Chairman


       Re:                   Letter Agreement No. 006
           [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION]


Gentlemen,

Reference is made to Purchase Agreement No. CRJ0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen (16) Canadair Regional Jet Aircraft (the "Aircraft").

      This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

      All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

1.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      1.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      1.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

2.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      2.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

            2.1.1. The term of this Letter Agreement [CONFIDENTIAL PORTION
                   DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

            2.1.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE COMMISSION]:

                  (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

                  (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

                  (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (d) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

      2.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

3.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      3.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

      3.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

4.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      4.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      4.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
            EXCHANGE COMMISSION].

      4.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

5.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      5.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

     [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
                            AND EXCHANGE COMMISSION]

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      5.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      5.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

6.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

7.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

8.0.  Reporting.

      8.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      8.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

9.0. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      9.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      9.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.


                                             Yours truly

                                             BOMBARDIER INC.



                                             _________________________________
                                                Walter Galloway
                                                Director, Contracts


ACCEPTED AND AGREED TO:
this _________ day of January, 1997


MESA AIR GROUP, INC.


By:_____________________________________

Title:__________________________________

                                  APPENDIX "A"


[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

Thu, Feb 13, 1997
Our Ref: B96-7701-CRJ0351-RJTL-007


Mesa Air Group, Inc.
2325 East 30th
Farmington, New Mexico
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen:


         Re: Letter Agreement No. 007  [CONFIDENTIAL PORTION DELETED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Reference is made to Purchase Agreement No. B96-7701-RJTL-CRJ0351 (the "Agreement") between Bombardier, Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen (16) Canadair Regional Jet Aircraft (the "Aircraft").

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

Subject:  Delivery Deficiencies

         Section 1.0 Intent. The intent of this letter agreement is to provide assurance to Buyer that BRAD [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 2.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 3.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         BUYER AND BRAD STATE AND AGREE THAT THIS LETTER HAS BEEN THE SUBJECT OF DISCUSSION AND NEGOTIATION AND IS FULLY UNDERSTOOD BY THE PARTIES HERETO AND THAT THE PRICE OF THE AIRCRAFT AND THE OTHER MUTUAL AGREEMENTS OF THE PARTIES

SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF THE PROVISIONS CONTAINED HEREIN.

         If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

                                          Yours truly


                                          BOMBARDIER, INC,.


                                          __________________________________
                                          Walter Galloway
                                          Director, Contracts

Accepted and Agreed to:
this .____. day of January, 1997

MESA AIR GROUP, INC.

By:    ___________________________________
Title: ___________________________________

                                      Date



Our Ref: B96-7701-CRJ0351-RJTL-008

Mesa Air Group, Inc.
2325 East 30th
Farmington, New Mexico
U.S.A.  87401

Attention: Mr. Larry Risley, Chairman

Gentlemen:


      Re:                    Letter Agreement No. 008
             [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION]

      Reference is made to Purchase Agreement No. B96-7701-RJTL-CRJ0351 (the "Agreement") between Bombardier, Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen (16) Canadair Regional Jet Aircraft (the "Aircraft").

      This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

      All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

             [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION]

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

(A) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                 EXCHANGE COMMISSION]

      (1) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (2) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

(B)  DEFINITIONS

      (1) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (2) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (3) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (4) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

            (a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            (b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            (c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            (d) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            (e) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            (f) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            (g) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            (h) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            (i) (A) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            (B) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

            (j) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            (k) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (5) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (6) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

                  [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                        SECURITIES AND EXCHANGE COMMISSION];

             [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                        SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (7) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

(C) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                 EXCHANGE COMMISSION]

      (1) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

            (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

            (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

            (iii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

            (iv) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

            (v) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (2) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

(D) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                 EXCHANGE COMMISSION]

      (1) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (2) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (3) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (4) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (5) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (6) All reports [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be submitted by Buyer to the attention of:

                        [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                        Bombardier Regional Aircraft Division
                        123 Garratt Boulevard
                        Downsview, Ontario
                        Canada M3K 1Y5
                        Tel:  (416) 633-7310

(E) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                 EXCHANGE COMMISSION]

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

(F) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

      (1) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

            (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (2) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (3) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      (4) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

(G) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                 EXCHANGE COMMISSION]

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

                                             Yours truly

                                             BOMBARDIER INC.




                                             _______________________________
                                             Walter Galloway
                                             Director, Contracts

ACCEPTED AND AGREED TO this _______ day
of January, 1997

MESA AIR GROUP, INC.


By:________________________________
   Title:____________________________

                                  ATTACHMENT A


[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Thu, Feb 13, 1997
Our Ref: B96-7701-RJTL-CRJ0351-009


Mesa Air Group, Inc.,
2325 East 30th,
Farmington, New Mexico.
U.S.A. 87401

Attention: Mr. Larry Risley, Chairman

Gentlemen,



         Re: Letter Agreement No. 009 [CONFIDENTIAL PORTION DELETED AND FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Reference is made to Purchase Agreement No. CRJ0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

         Subject: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Section 1.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

                                             Yours truly

                                             BOMBARDIER INC.



                                             -----------------------------------
                                             Walter Galloway
                                             Director, Contracts

Accepted and Agreed to:
this         day of January, 1997
     -------

MESA AIR GROUP, INC.


By:
       ------------------------------------

Title:
       ------------------------------------

Thu, Feb 13, 1997
Our Ref: B96-7701-RJTL-CRJ0351-010


Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A. 87401

Gentlemen,


         Re:              Letter Agreement No. 010
               [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

         Subject: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Section 1.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (iii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (iv) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (v) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (vi) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (vii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (viii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Section 2.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Section 3.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

         Section 4.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

         Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


                                             Yours truly

                                             BOMBARDIER INC.


                                             -----------------------------------
                                             Walter Galloway
                                             Director, Contracts

ACCEPTED AND AGREED TO:
this _____ day of January, 1997

MESA AIR GROUP, INC.


By:
       ---------------------------------
Title:
       ---------------------------------

                                 BOMBARDIER INC.
                      BOMBARDIER REGIONAL AIRCRAFT DIVISION
                                Garratt Boulevard
                               Downsview, Ontario
                                 Canada M3K 1Y5
                            Telephone (416) 633-7310


Thu, Feb 13, 1997
Our Ref: B96-7701-RJTL-CRJ0351-011



Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A. 87401


         Re:      Letter Agreement No. 011 (Re: Performance Guarantee)


Gentlemen,

         Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

SUBJECT:  PERFORMANCE GUARANTEE

         Section 1.0. Aircraft Configuration. The guarantees listed below are based on the Aircraft configuration as defined in Canadair Customized Type Specification RAD-601R-123 Issue NC, and equipped with GE CF34-3B1 engines as defined in GE Engines Specification E1271A. The weight data corresponds to the 53000 lb (24040 kg) MTOW design weight option and includes the weight changes associated with the centre-wing fuel tank. Appropriate adjustments shall be made for changes in configuration approved by Buyer and BRAD or otherwise allowed by the Purchase Agreement which cause changes to the performance of the Aircraft.

         Section 2.0. Airport Conditions. All maximum take-off weight calculations are based on the aircraft configuration and runway conditions described below:

          --  Take-off with zero bleed, APU off
          --  APR armed
          --  Dry runway (no reverse thrust)
          --  Balanced field length when optimum
          --  Wind:    0 kts
          --  Clearway:    0 ft
          --  Stopway:    0 ft
          --  Flaps:  optimum 8 or 20 deg
          --  Line-up allowance: 82 ft
          --  Obstacles are defined from start of runway

         Airport: PHX , PHOENIX SKY HARB
         Runway: generic
         Slope: 0.000 %
         TORA: 11000 ft
         Elev.: 1133 ft
         Temper.: 110.1 deg F (43.40 degC)
         Obst.: none

         Airport: DSM , DES MOINES INTL
         Runway: generic
         Slope: 0.000 %
         TORA: 9000 ft
         Elev.:  957 ft
         Temper.: 90 degF (32.20 degC)
         Obst.: none

         Airport: FAT , FRESNO
         Runway: generic
         Slope: 0.000 %
         TORA: 9220 ft
         Elev.:  333 ft
         Temper.: 90 degF (32.20 degC)
         Obst.: none

         Airport: BHM , BIRMINGHAM MUNICIP.
         Runway: 23
         Slope: 0.200 % downhill
         TORA: 8229 ft
         Elev.:  644 ft
         Temper.: 90 degF (32.20 degC)
         Obst.:
         #                                       distance (ft)     height (ft)
         1                                                9219             -10
         2                                               13294              68
         3                                               15722             120

         Airport: BUF , GREATER BUFFALO INT.
         Runway: 23
         Slope: 0.400 % downhill
         TORA: 8100 ft
         Elev.:  724 ft
         Temper.: 90 degF (32.30 degC)
         Obst.:
         #                                       distance (ft)     height (ft)
         1                                                8576             -47
         2                                                8671             -36
         3                                                9275             -27
         4                                                9623              -2
         5                                               10351              -1
         6                                               10643               3
         7                                               11510              19

         Airport: BZN , GALLATIN FIELD
         Runway: 30
         Slope: 0.200 % downhill
         TORA: 9003 ft
         Elev.: 4474 ft
         Temper.: 90 degF (32.20 degC)
         Obst.:
         #                                       distance (ft)     height (ft)
         1                                               10295             -11
         2                                               78396             432
         3                                               95194             632

Airport: DAY , COX-DAYTON INTL
Runway: 06L
Slope: 0.000 %
TORA: 10900 ft
Elev.: 1009 ft
Temper.: 90 degF (32.20 degC)
Obst.:
#                                     distance (ft)           height (ft)
1                                             12579                     1
2                                             12684                     2
3                                             14173                    68

Airport: DEN , DENVER INTL
Runway: 35L
Slope: 0.500 % downhill
TORA: 12000 ft
Elev.: 5431 ft
Temper.: 90 degF (32.20 degC)
Obst.: none

Airport: DRO , DURANGO
Runway: 20
Slope: 0.760 % downhill
TORA: 9200 ft
Elev.: 6685 ft
Temper.: 90 degF (32.30 degC)
Obst.:
#                                     distance (ft)           height (ft)
1                                              9505                   -61
2                                             24193                   -41
3                                             30318                   -16

Airport: EGE , EAGLE CO REGL
Runway: 07
Slope: 1.000 % uphill
TORA: 8000 ft
Elev.: 6535 ft
Temper.: 90 degF (32.30 degC)

Obst.:

#                                     distance (ft)           height (ft)
1                                             14961                   349
2                                             16982                   484
3                                             22461                   844
4                                             34416                   933
5                                             46044                  1045
6                                             49410                  1353

Airport: ELP , EL PASO
Runway: 22
Slope: 0.250 % downhill
TORA: 11011 ft
Elev.: 3956 ft
Temper.: 90 degF (32.30 degC)
Obst.: none

Airport: FAR , HECTOR INTL
Runway: 35
Slope: 0.000 %
TORA: 9545 ft
Elev.:  900 ft
Temper.: 90 degF (32.20 degC)
Obst.:
#                                           distance (ft)           height (ft)
1                                                   10994                     2
2                                                   11142                    11
3                                                   11539                    12

Airport: GRR , KENT CO INTL
Runway: 26L
Slope: 0.000 %
TORA: 10000 ft
Elev.:  794 ft
Temper.: 90 degF (32.20 degC)
Obst.:
#                                           distance (ft)           height (ft)
1                                                   34298                   120


Airport: GSO , PIEDMONT TRIAD INTL
Runway: 05
Slope: 0.200 % downhill
TORA: 10000 ft
Elev.:  926 ft
Temper.: 90 degF (32.30 degC)
Obst.:
#                                           distance (ft)           height (ft)
1                                                   10942                    -7

Airport: GTF , GREAT FALLS INT'L AP
Runway: 03
Slope: 0.100 % downhill
TORA: 10500 ft
Elev.: 3674 ft
Temper.: 90 degF (32.20 degC)
Obst.:
#                                         distance (ft)           height (ft)
1                                                 34275                   445

Airport: HSV , HUNTSVILLE INT-JONES
Runway: 18L
Slope: 0.200 % downhill
TORA: 10000 ft
Elev.:  630 ft
Temper.: 90 degF (32.30 degC)
Obst.:
#                                         distance (ft)           height (ft)
1                                                 41916                   182
2                                                 81408                   432

Airport: JAN , JACKSON INTL
Runway: 15L
Slope: 0.500 % uphill
TORA: 8500 ft
Elev.:  346 ft
Temper.: 90 degF (32.20 degC)
Obst.:
#                                         distance (ft)           height (ft)
1                                                 15433                   188

Airport: MSN , DANE CO REG'L/TRUAX
Runway: 36
Slope: 0.000 %
TORA: 9003 ft
Elev.:  862 ft
Temper.: 90 degF (32.20 degC)
Obst.:
#                                         distance (ft)           height (ft)
1                                                  9603                     3
2                                                 10105                    11
3                                                 10210                    24
4                                                 10548                    42
5                                                 54574                   180

Airport: MSO , MISSOULA INTL
Runway: 11
Slope: 0.100 % uphill
TORA: 9500 ft
Elev.: 3201 ft
Temper.: 90 degF (32.30 degC)
Obst.:
#                                           distance (ft)           height (ft)
1                                                    9846                    10
2                                                    9902                    13
3                                                   48038                   313
4                                                   48937                   482
5                                                   69994                  1007

Airport: PNS , PENSACOLA REG'L APT
Runway: 17
Slope: 0.200 % downhill
TORA: 7000 ft
Elev.:  121 ft
Temper.: 90 degF (32.30 degC)
Obst.:
#                                           distance (ft)           height (ft)
1                                                    8100                   -11
2                                                    9000                   -10
3                                                   17116                    58

Airport: RDU , RALEIGH-DURHAM INTL
Runway: 05L
Slope: 0.400 % uphill
TORA: 10000 ft
Elev.:  436 ft
Temper.: 90 degF (32.20 degC)
Obst.:
#                                           distance (ft)           height (ft)
1                                                   11473                    48
2                                                   12556                    81
3                                                   12848                    94

Airport: ROC , GREATER ROCHESTER
Runway: 22
Slope: 0.400 % downhill
TORA: 8000 ft
Elev.:  559 ft
Temper.: 90 degF (32.20 degC)
Obst.:
#                                        distance (ft)           height (ft)
1                                                 9728                     9
2                                                11378                    42
3                                                12628                    57
4                                               141664                   427

Airport: SBN , MICHIANA REGL
Runway: 09R
Slope: 0.300 % downhill
TORA: 7100 ft
Elev.:  799 ft
Temper.: 90 degF (32.20 degC)
Obst.:
#                                        distance (ft)           height (ft)
1                                                 9318                     2
2                                                46591                   277

Airport: SDF , STANDIFORD FIELD
Runway: 01
Slope: 0.300 % uphill
TORA: 10000 ft
Elev.:  496 ft
Temper.: 90 degF (32.20 degC)
Obst.:
#                                        distance (ft)           height (ft)
1                                                10800                    33
2                                                11162                    45
3                                                12454                    82
4                                                14554                   124
5                                                14826                   133
6                                                15213                   137
7                                                15988                   159
8                                                41598                   349

Airport: TYS , MCGHEE TYSON
Runway: 05L
Slope: 0.900 % uphill
TORA: 9005 ft
Elev.:  981 ft
Temper.: 90 degF (32.30 degC)
Obstacles
#                                                distance (ft)     height (ft)
1                                                        10358              72
2                                                        11798             101
3                                                        14423             126

Airport: ASE , PITKIN CO/SARDY
Runway: 33
Slope: 1.000 % downhill
TORA: 7000 ft
Elev.: 7815 ft
Temper. : 90 degF (32.20 degC)
Obst.:
#                                                distance (ft)     height (ft)
1                                                         7723             -24
2                                                         8750             421
3                                                         1950             602
4                                                        37047            1031
5                                                        56759            1747

SECTION 3.0 PERFORMANCE GUARANTEE

         Section 3.1. Take-off Performance. FAR take-off field length, at a take-off gross weight of 53000 lb, at the start of ground run, at sea level with zero runway slope, no obstacles, zero wind, ISA conditions, shall be not more than 6315 feet.

         Section 3.2. Landing Performance. FAR landing field length, at a landing weight of 47000 lb, sea level, ISA conditions, no obstacles, zero wind, shall be not more than 4850 feet.

         Section 3.3. Speed. Level flight airspeed at 50350 lb gross weight (equivalent to 95% of Maximum Take-off Weight), at a pressure altitude of 31000 feet, using maximum cruise thrust with A.C.U. bleed only, in ISA+15oC conditions shall not be less than 0.74 M 448 KTAS).

                 Section 3.4. Specific Air Range. The nautical air miles per pound of fuel in ISA+15oC conditions, at 31000 feet pressure altitude, at an Aircraft gross weight of 50350 lb, at a true Mach number of 0.74 M shall be not less than 0.162 nam/lb.

SECTION 3.5. MISSION PERFORMANCE

         Section 3.5.1. Maximum Range Guarantee. When operated under the conditions specified below with the fixed quantities and allowances specified in
Article 3.5.3, the maximum still air range (stage length) shall be not less than 1375 nautical miles (1583 statute miles) when carrying a fixed payload of 11000 lb (50 passengers).

         Take-off is at a fixed weight of 53000 lb at brake release.

         The mission is flown in ISA+15oC conditions throughout.

         A fixed allowance of 181 lb of fuel is considered for 1.8 minutes take-off and acceleration time to 250 KCAS initial climb speed at 1500 feet above sea level.

         Climb is made starting at 1500 feet to 31000 feet pressure altitude using a climb speed schedule of 250 KCAS/ 0.70 M.

         Cruise is at 31000 feet pressure altitude at an average cruise Mach number of 0.74 M. Thrust during cruise is not to exceed maximum cruise thrust.

         Step climb is made starting at 31000 feet to 33000 feet pressure altitude using a climb speed schedule of 250 KCAS/ 0.70 M.

         Cruise is at 33000 feet pressure altitude at an average cruise Mach number of 0.74 M. Thrust during cruise is not to exceed maximum cruise thrust.

         Descent is made from 33000 feet to 1500 feet pressure altitude using a descent speed schedule of 0.70 M / 250 KCAS.

SECTION 3.5.2. BLOCK FUEL GUARANTEES

         Section 3.5.2.1. Stage Length - 250 n.m. For a mission with an equivalent still air range (stage length) of 250 nautical miles (288 statute miles), when operated under the conditions specified below with the fixed quantities and allowances specified in Article 3.5.3, the block fuel burnt shall be not more than 2219 lb, based on a block time of 63 minutes, equivalent to an average fuel consumption of 311 U.S. Gallon per block hour, when carrying a fixed payload of 11000 lb (50 passengers).

         The mission is flown in ISA+15oC conditions throughout.

         A fixed allowance of 155 lb of fuel is considered for 1.5 minutes take-off and acceleration time to initial climb speed at 1500 feet above sea level.

         Climb is made starting at 1500 feet to 27000 feet pressure altitude using a climb speed schedule of 250 KCAS/ 0.70 M.

         Cruise is at 27000 feet pressure altitude at an average cruise Mach number of 0.74 M. Thrust during cruise is not to exceed maximum cruise thrust.

         Descent is made from 27000 feet to 1500 feet pressure altitude using a descent speed schedule of 0.70 M / 250 KCAS.

         Section 3.5.2.2. Stage Length - 500 n.m. For a mission with an equivalent still air range (stage length) of 500 nautical miles (575 statute miles), when operated under the conditions specified below with the fixed quantities and allowances specified in Article 3.5.3, the block fuel burnt shall be not more than 3526 lb, based on a block time of 99 minutes, equivalent to an average fuel consumption of 314 U.S. Gallon per block hour, when carrying a fixed payload of 11000 lb (50 passengers).

         The mission is flown in ISA+15oC conditions throughout.

         A fixed allowance of 160 lb of fuel is considered for 1.6 minutes take-off and acceleration time to initial climb speed at 1500 feet above sea level.

         Climb is made starting at 1500 feet to 35000 feet pressure altitude using a climb speed schedule of 250 KCAS/ 0.70 M.

         Cruise is at 35000 feet pressure altitude at an average cruise Mach number of 0.74 M. Thrust during cruise is not to exceed maximum cruise thrust.

         Descent is made from 35000 feet to 1500 feet pressure altitude using a descent speed schedule of 0.70 M / 250 KCAS.

         Section 3.5.2.3. Stage Length - 750 n.m. For a mission with an equivalent still air range (stage length) of 750 nautical miles (863 statute miles), when operated under the conditions specified below with the fixed quantities and allowances specified in Article 3.5.3, the block fuel burnt shall be not more than 4939 lb, based on a block time of 135 minutes, equivalent to an average fuel consumption of 323 U.S. Gallon per block hour, when carrying a fixed payload of 11000 lb (50 passengers).

         The mission is flown in ISA+15oC conditions throughout.

         A fixed allowance of 165 lb of fuel is considered for 1.6 minutes take-off and acceleration time to initial climb speed at 1500 feet above sea level.

         Climb is made starting at 1500 feet to 35000 feet pressure altitude using a climb speed schedule of 250 KCAS/ 0.70 M.

         Cruise is at 35000 feet pressure altitude at an average cruise Mach number of 0.74 M. Thrust during cruise is not to exceed maximum cruise thrust.

         Descent is made from 35000 feet to 1500 feet pressure altitude using a descent speed schedule of 0.70 M / 250 KCAS.

         Section 3.5.2.4. Stage Length - 1000 n.m. For a mission with an equivalent still air range (stage length) of 1000 nautical miles (1151 statute miles), when operated under the conditions specified below with the fixed quantities and allowances specified in Article 3.5.3, the block fuel burnt shall be not more than 6399 lb, based on a block time of 169 minutes, equivalent to an average fuel consumption of 334 U.S. Gallon per block hour, when carrying a fixed payload of 11000 lb (50 passengers).

         The mission is flown in ISA+15oC conditions throughout.

         A fixed allowance of 171 lb of fuel is considered for 1.7 minutes take-off and acceleration time to initial climb speed at 1500 feet above sea level.

         Climb is made starting at 1500 feet to 33000 feet pressure altitude using a climb speed schedule of 250 KCAS/ 0.70 M.

         Cruise is at 33000 feet pressure altitude at an average cruise Mach number of 0.74 M. Thrust during cruise is not to exceed maximum cruise thrust.

         Step climb is made starting at 33000 feet to 35000 feet pressure altitude using a climb speed schedule of 250 KCAS/ 0.70 M.

         Cruise is at 35000 feet pressure altitude at an average cruise Mach number of 0.74 M. Thrust during cruise is not to exceed maximum cruise thrust.

         Descent is made from 35000 feet to 1500 feet pressure altitude using a descent speed schedule of 0.70 M / 250 KCAS.

         Section 3.5.2.5. Stage Length - 1250 n.m. For a mission with an equivalent still air range (stage length) of 1250 nautical miles (1439 statute miles), when operated under the conditions specified below with the fixed quantities and allowances specified in Article 3.5.3, the block fuel burnt shall be not more than 7905 lb, based on a block time of 204 minutes, equivalent to an average fuel consumption of 342 U.S. Gallon per block hour, when carrying a fixed payload of 11000 lb (50 passengers).

         The mission is flown in ISA+15oC conditions throughout.

         A fixed allowance of 177 lb of fuel is considered for 1.8 minutes take-off and acceleration time to initial climb speed at 1500 feet above sea level.

         Climb is made starting at 1500 feet to 33000 feet pressure altitude using a climb speed schedule of 250 KCAS/ 0.70 M.

         Cruise is at 33000 feet pressure altitude at an average cruise Mach number of 0.74 M. Thrust during cruise is not to exceed maximum cruise thrust.

         Step climb is made starting at 33000 feet to 35000 feet pressure altitude using a climb speed schedule of 250 KCAS/ 0.70 M.

         Cruise is at 35000 feet pressure altitude at an average cruise Mach number of 0.74 M. Thrust during cruise is not to exceed maximum cruise thrust.

         Descent is made from 35000 feet to 1500 feet pressure altitude using a descent speed schedule of 0.70 M / 250 KCAS.

         Section 3.5.3. Fixed Quantities and Allowances for Maximum Range and Block Fuel Guarantees. For the purpose of this guarantee the following are fixed quantities and allowances:

          --  9 minutes engine start and taxi-out fuel                120 lb
          --  4.2 minutes approach and landing fuel from 1500         119 lb
                  feet pressure altitude to sea level

          --  6 minutes taxi-in fuel (taken from reserves)             80 lb
          --  Usable reserve fuel remaining upon completion          2286 lb
                  of landing phase, based on the reserve profile specified below:

                  (1) 100 nm diversion including:

                  climb from sea level to 19000 feet at a speed of 250 KCAS

                      (ii)     cruise at 19000 feet at long range cruise speed
                               (LRC)

                      (iii)    descent to sea level at a speed of 250 KCAS.

                  (2) plus fuel equivalent to 45 minutes hold at 10000 feet at long-range cruise speed (LRC).

         The stage length is defined as the sum of the climb, cruise and descent distances.

         M denotes true Mach number.

         Block fuel includes engine start, taxi, take-off, climb, cruise, descent, approach and landing.

         The maximum range and fuel burn guarantees given in Articles 3.5.1 and
         3.5.2 are based on the fixed estimated Operating Weight Empty (O.W.E.) of 31075 lb.

         Section 3.5.4. Maximum payload guarantees. Under the conditions specified in 3.5.2 and with the fixed quantities and allowances specified in 3.5.3, the maximum number of passengers shall not be less than the value presented in the table below for each mission.

                                                                                           CRUISE
                                                 ROUTE       AVERAGE        EQUIV.        PRESSURE
                                                 DIST.        WINDS       STILL AIR       ALTITUDE
    CASE #         FROM            TO            (NM)         (KTS)          (NM)         (100 FT)       PASSENGERS        MAX.
      1             DRO           DEN            224           -13           232            330                             41
      2             DEN           DRO            283           -48           324            350                             50
      3             DEN           EGE            118           -50           137            240                             50
      4             EGE           DEN            130             4           128            270                              9
      5             DEN           BHM            999            29           931            370                             50
      6             BHM           DEN            967           -84           1218           350                             50
      7             DEN           BUF           1190            27           1114           370                             50
      8             BUF           DEN           1196           -79           1482           350              49
      9             DEN           BZN            589           -67           707            350              50
      10            BZN           DEN            508            10           494            370              50
      11            DEN           DAY            964            29           898            370              50
      12            DAY           DEN            964           -84           1212           350              50
      13            DEN           ELP            514           -33           561            350              50
      14            ELP           DEN            534           -28           576            370              50
      15            DEN           FAR            583           -13           603            370              50
      16            FAR           DEN            591           -45           667            350              50
      17            DEN           GRR            890            22           842            370              50
      18            GRR           DEN            897           -77           1105           350              50
      19            DEN           GSO           1240            35           1139           370              50
      20            GSO           DEN           1280           -89           1631           350              46
      21            DEN           GTF            552           -64           658            350              50
      22            GTF           DEN            553             8           540            370              50
      23            DEN           HSV            919            29           856            370              50
      24            HSV           DEN            928           -86           1174           350              50
      25            DEN           JAN            883            22           835            370              50
      26            JAN           DEN            872           -80           1084           350              50
      27            DEN           MSN            753            17           721            370              50
      28            MSN           DEN            753           -74           921            350              50
      29            DEN           MSO            616           -68           741            350              50
      30            MSO           DEN            625            13           604            370              50
      31            DEN           PNS           1129            24           1064           370              50
      32            PNS           DEN           1121           -80           1391           350              47
      33            DEN           RDU           1290            36           1183           370              50
      34            RDU           DEN           1327           -89           1691           350              45
      35            DEN           ROC           1236            27           1157           370              50
      36            ROC           DEN           1245           -80           1543           350              48
      37            DEN           SBN            852            24           803            370              50

                                                                                           CRUISE
                                                 ROUTE       AVERAGE        EQUIV.        PRESSURE
                                                 DIST.        WINDS       STILL AIR       ALTITUDE
    CASE #         FROM            TO            (NM)         (KTS)          (NM)         (100 FT)       PASSENGERS        MAX.
      38            SBN           DEN            857           -79           1064           350              50
      39            DEN           SDF            907            30           842            370              50
      40            SDF           DEN            935           -86           1183           350              50
      41            DEN           TYS           1023            32           946            370              50
      42            TYS           DEN           1046           -87           1329           350              50
      43            DEN           ASE            97            -41           109            220              50
      44            ASE           DEN            97              0           97            230              10
      45            PHX           BHM           1274            36           1168           370              50
      46            BHM           PHX           1306           -86           1652           350              45
      47            PHX           BUF           1669            26           1569         330/370            48
      48            BUF           PHX           1680           -76           2058           350              36
      49            PHX           BZN            999           -39           1107           370              50
      50            BZN           PHX            997           -17           1042         350/390            40
      51            PHX           DAY           1400            28           1308         330/370            50
      52            DAY           PHX           1408           -79           1745           350              43
      53            PHX           ELP            330            15           316            370              50
      54            ELP           PHX            311           -72           384            350              50
      55            PHX           FAR           1133           -7            1154           370              50
      56            FAR           PHX           1127           -45           1269           350              50
      57            PHX           GRR           1381            19           1317         330/370            50
      58            GRR           PHX           1387           -71           1677           350              45
      59            PHX           GSO           1676            37           1535         330/370            48
      60            GSO           PHX           1691           -88           2152         350/390            34
      61            PHX           GTF            862           -40           957            370              50
      62            GTF           PHX            860           -15           894            350              50
      63            PHX           HSV           1260            35           1158           370              50
      64            HSV           PHX           1285           -85           1623           350              46
      65            PHX           JAN           1172            34           1080           370              50
      66            JAN           PHX           1140           -84           1435           350              50
      67            PHX           MSN           1295            14           1249           370              50
      68            MSN           PHX           1295           -67           1548           350              48
      69            PHX           MSO            836           -46           945            350              50
      70            MSO           PHX            833           -9            853            370              50
      71            PHX           PNS           1351            36           1239           370              50
      72            PNS           PHX           1381           -85           1742           350              39
      73            PHX           RDU           1659            38           1516         330/370            49
      74            RDU           PHX           1736           -90           2218         350/390            31
      75            PHX           ROC           1720            26           1616         330/370            47
      76            ROC           PHX           1728           -76           2121         350/390            35
      77            PHX           SBN           1321            22           1252           370              50
      78            SBN           PHX           1332           -74           1625           350              39
      79            PHX           SDF           1343            30           1249           370              50
      80            SDF           PHX           1340           -82           1675           350              45
      81            PHX           TYS           1401            35           1287         30/370             50
      82            TYS           PHX           1426           -86           1801           350              42
      83            PHX           DRO            319           -6            324            370              50

                                                                                           CRUISE
                                                 ROUTE       AVERAGE        EQUIV.        PRESSURE
                                                 DIST.        WINDS       STILL AIR       ALTITUDE
    CASE #         FROM            TO            (NM)         (KTS)          (NM)         (100 FT)       PASSENGERS        MAX.
      84            DRO           PHX            310           -53           361            390              38
      85            PHX           EGE            530           -13           549            370              50
      86            EGE           PHX            466           -47           529            390               1
      87            PHX           DSM           1003            12           972            370              50
      88            DSM           PHX           1011           -67           1210           350              50
      89            PHX           FAT            484           -67           584            350              50
      90            FAT           PHX            467             9           456            370              50
      91            PHX           ASE            426           -11           439            370              50
      92            ASE           PHX            426           -49           487            390               2

         Section 3.5.5. Mission description. The equivalent still air distance is the actual route distance (range) corrected for the average winds. Head winds are negative. 85% average winter winds (Boeing model) have been used.

         The maximum take-off weight for each departure airport is based on the conditions specified in paragraph 2.0 and is in compliance with FAR 25 take-off requirements.

         The missions are flown in ISA conditions throughout.

         A fixed allowance of fuel dependent on take-off weight is considered for take-off and acceleration to initial climb speed at 1500 ft above the airport elevation.

         Climb is made starting 1500 ft above the airport elevation to the initial cruise pressure altitude specified in the table above using a climb speed schedule of 250 KCAS/ 0.70 M.

         Cruise is at the pressure altitude specified in the table at an average cruise Mach number of 0.74 M. Thrust during cruise is not to exceed maximum cruise thrust.

         When a second cruise pressure altitude is specified in the table, a 4000 ft step climb from the first to the second pressure altitude is made using a climb speed schedule of 250 KCAS/ 0.70 M. It is followed by a cruise at the second pressure altitude at an average cruise Mach number of 0.74 M.

         Descent is made from the final cruise pressure altitude to 1500 ft above the runway elevation using a descent speed schedule of 0.70 M / 250 KCAS.

         A fixed allowance of fuel dependent on landing weight is considered for approach and landing from final descent speed at 1500 ft above the airport elevation.

         Section 3.5.6. Fixed Quantities and Allowances for Payload Guarantees. For the purpose of this guarantee the following are fixed quantities and allowances:

          --  9 minutes engine start and taxi-out fuel               120 lb
          --  6 minutes taxi-in fuel (taken from reserves)            80 lb

          -- Usable reserve fuel remaining upon completion of landing phase, based on the reserve profile specified below:

                  (1)      100 nm diversion including:

                           (i) climb from destination airport elevation to optimum altitude at a speed of 250 KCAS

                           (ii) cruise at optimum altitude at long range cruise speed (LRC)

                           (iii) descent to sea level at a speed of 250 KCAS.

                  (2) plus fuel equivalent to 45 minutes hold at 10000 feet at long-range cruise speed (LRC).

         The stage length is defined as the sum of the climb, cruise and descent distances.

         M denotes true Mach number.

         Block fuel includes engine start, taxi, take-off, climb, cruise, descent, approach and landing.

         The maximum payload guarantees given in 3.5.4 are based on the fixed estimated Operating Weight Empty (O.W.E.) of 31075 lb and on the passenger weight allowance of 220 lb.

SECTION 4.0 WEIGHTS

         Section 4.1. Maximum Zero Fuel Weight Guarantee. The Maximum Zero Fuel Weight (M.Z.F.W.) shall not be less than 44000 lb.

         Section 4.2. Maximum Landing Weight Guarantee. The Maximum Landing Weight (M.L.W.) shall not be less than 47000 lb.

         Section 4.3. Maximum Take-off Weight Guarantee. The Maximum Take-off Weight (M.T.O.W.) shall not be less than 53000 lb.

SECTION 5.0. PERFORMANCE GUARANTEE CONDITIONS

         Section 5.1. All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) unless noted otherwise. Altitudes are pressure altitudes.

         Section 5.2. Take-off and landing performance are based on the requirements of FAR 25.

         Section 5.3. Take-off and landing performance guarantees are based on operation from hard surfaced, level and dry runways with no wind, no obstacles and no line-up allowance unless noted otherwise and with anti-skid and automatic spoilers operative.

         Section 5.4. When establishing the take-off and second segment performance, no air shall be bled from the engine(s) for cabin air conditioning or anti-icing and APR shall be armed and available when one engine fails. The APU shall be off.

         Section 5.5. Speed, specific air range, and the climb, cruise, and descent portion of the mission guarantee include allowance for normal engine bleed and power extraction. Normal engine bleed is defined as that bleed required to maintain a cabin pressure altitude not exceeding 8000 feet at the maximum operating altitude with an average cabin ventilation rate of not less than 570 ft3 /min and a cabin temperature of 72F.

         Section 5.6. Normal power extraction assumes the use of electrical services such as to require a power level of 24 Kilowatts, total, to be provided with both engines operative and of 15 Kilowatts to be provided with one engine inoperative.

         Section 5.7. Fuel density is assumed to be 6.8 pounds / US gallon. All performance guarantees are based on the use of a fuel with a lower heating value
(LHV) of 18550 BTU / pound and on an Aircraft centre of gravity location of 25% of the mean aerodynamic chord.

         Section 5.8. All guarantees are contingent upon engine acceptance test performance acceptable to BRAD and are applicable to a new airframe - engine combination only.

SECTION 6.0. GUARANTEE COMPLIANCE

         Section 6.1. Compliance with take-off and landing performance guarantees shall be demonstrated by reference to the approved FAA Airplane Flight Manual adjusted to reflect any differences due to change in certification requirements or interpretation thereof.

         Section 6.2. Compliance with speed, specific air range and mission performance guarantees shall be established by calculations based on three (3) flight test measurements of specific air range at different altitude, weight and speed combinations to be agreed by BRAD and Buyer. This compliance will be obtained for Buyer's Aircraft and will be demonstrated by reference to the Flight Planning and Cruise Control Manual adjusted to reflect flight test data measurements.

         Section 6.3. A compliance report containing speed and specific air range performance based on flight test data agreed in 6.2 will be furnished to Buyer.

         Section 6.4. The Aircraft will be weighed as necessary prior to and after the flight during which performance checks are conducted. The standard production instrumentation or a special instrumentation system furnished by BRAD will be used to measure speed and specific air range. A fuel sample will be collected prior to flight to establish density and lower heating value (refer to 5.7).

         Section 6.5. If speed and the arithmetic average of three measures of specific air range data is demonstrated to have achieved compliance with the performance guarantees no further demonstration will be required.

         Section 6.6. Data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the performance guarantees. In the event that changes are introduced to the Aircraft which affect the performance guarantees contained herein, BRAD shall adjust the compliance referred to in paragraph 6.3 above accordingly.

SECTION 7.0. REMEDIES

         Section 7.1. In the event a shortfall in the guarantees contained herein, BRAD reserves the right to carry out additional flight test measurements on a subsequent Aircraft, which may be specially instrumented for this purpose, with the objective of identifying accurately the cause of the shortfall and to develop corrective measures. Such measures shall be developed within a period of twelve (12) months from discovery and identification of a shortfall (or such other longer period as may be mutually agreed in view of the corrective measures involved).

         Section 7.2.1. If, during the period commencing at delivery of the First Aircraft and expiring five (5) years later, Buyer notifies BRAD in writing that a failure to meet this performance guarantee has occurred, and submits a claim for direct damages in an amount less [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (iii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (iv) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (v) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (vi) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Section 7.2.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Section 7.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

SECTION 8.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


         SECTION 8.1. THE PERFORMANCE GUARANTEES PROVIDED IN THIS LETTER AGREEMENT ALONG WITH THE AGREEMENT AND THE OTHER LETTER AGREEMENTS TO THE AGREEMENT AND THE OBLIGATIONS AND LIABILITIES ON THE PART OF BRAD UNDER THE AFORESAID GUARANTEES ARE [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         SECTION 8.2. BUYER AND BRAD STATE AND AGREE THAT THIS LETTER HAS BEEN THE SUBJECT OF DISCUSSION AND NEGOTIATION AND IS FULLY UNDERSTOOD BY THE PARTIES HERETO AND THAT THE PRICE OF THE AIRCRAFT AND THE OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF THE PROVISIONS CONTAINED HEREIN.

         If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

                                           Yours truly
                                           BOMBARDIER INC.

                                           ________________________________
                                           Walter Galloway
                                           Director, Contracts

ACCEPTED AND AGREED TO:
this ____ day of January, 1997

MESA AIR GROUP, INC.

By:  _______________________________

Title: _____________________________

                         APPENDIX A: NOMINAL PERFORMANCE

For flight planning and economic studies purposes, BRAD believes that Nominal Performance payload can be used. The Nominal Performance relates to performance level published in the approved FAA Airplane Flight Manual and in the Flight Planning and Cruise Control Manual applicable to the Customer aircraft.

These Nominal Performances are not guarantees and are not subject to guarantee compliance specified in paragraph 6.0.

Considering the mission description specified above in 3.5.4 and the fixed quantities specified above in 3.5.5, the Nominal maximum number of passengers that can be carried for flight planning purposes is presented in the table below for each route.

                                                                        EQUIV.
                                                                        STILL         CRUISE
                                           ROUTE        AVERAGE          AIR         PRESSURE
                                           DIST.         WINDS           DIST.       ALTITUDE             NOM.
   CASE #        FROM          TO          (NM)          (KTS)           (nm)        (100 ft)          PASSENGERS         MAX.
     1           DRO          DEN          224            -13            232            330                                41
     2           DEN          DRO          283            -48            324            350                50
     3           DEN          EGE          118            -54            139            260                50
     4           EGE          DEN          130             4             128            270                9
     5           DEN          BHM          999             29            931            370                50
     6           BHM          DEN          967            -84            1218           350                50
     7           DEN          BUF          1190            27            1114           370                50
     8           BUF          DEN          1196           -79            1482           350                50
     9           DEN          BZN          589            -67            707            350                50
     10          BZN          DEN          508             10            494            370                50
     11          DEN          DAY          964             29            898            370                50
     12          DAY          DEN          964            -84            1212           350                50
     13          DEN          ELP          514            -33            561            350                50
     14          ELP          DEN          534            -28            576            370                50
     15          DEN          FAR          583            -13            603            370                50
     16          FAR          DEN          591            -45            667            350                50
     17          DEN          GRR          890             22            842            370                50
     18          GRR          DEN          897            -77            1105           350                50
     19          DEN          GSO          1240            35            1139           370                50
     20          GSO          DEN          1280           -89            1631           350                47
     21          DEN          GTF          552            -64            658            350                50
     22          GTF          DEN          553             8             540            370                50
     23          DEN          HSV          919             29            856            370                50
     24          HSV          DEN          928            -86            1174           350                50
     25          DEN          JAN          883             22            835            370                50
     26          JAN          DEN          872            -80            1084           350                50

                                                                        EQUIV.
                                                                        STILL         CRUISE
                                           ROUTE        AVERAGE          AIR         PRESSURE
                                           DIST.         WINDS           DIST.       ALTITUDE             NOM.
   CASE #        FROM          TO          (NM)          (KTS)           (nm)        (100 ft)          PASSENGERS         MAX.
     27          DEN          MSN          753             17            721            370                50
     28          MSN          DEN          753            -74            921            350                50
     29          DEN          MSO          616            -68            741            350                50
     30          MSO          DEN          625             13            604            370                50
     31          DEN          PNS          1129            24            1064           370                50
     32          PNS          DEN          1121           -80            1391           350                48
     33          DEN          RDU          1290            36            1183           370                50
     34          RDU          DEN          1327           -89            1691           350                46
     35          DEN          ROC          1236            27            1157           370                50
     36          ROC          DEN          1245           -80            1543           350                49
     37          DEN          SBN          852             24            803            370                50
     38          SBN          DEN          857            -79            1064           350                50
     39          DEN          SDF          907             30            842            370                50
     40          SDF          DEN          935            -86            1183           350                50
     41          DEN          TYS          1023            32            946            370                50
     42          TYS          DEN          1046           -87            1329           350                50
     43          DEN          ASE           97            -41            109            220                50
     44          ASE          DEN           97             0              97            230                10
     45          PHX          BHM          1274            36            1169           370                50
     46          BHM          PHX          1306           -86            1652           350                46
     47          PHX          BUF          1669            26            1569         330/370              49
     48          BUF          PHX          1680           -76            2058           350                37
     49          PHX          BZN          999            -40            1108           370                50
     50          BZN          PHX          997            -17            1042         350/390              41
     51          PHX          DAY          1400            28            1307           370                50
     52          DAY          PHX          1408           -79            1745           350                44
     53          PHX          ELP          330             15            316            370                50
     54          ELP          PHX          311            -72            384            350                50
     55          PHX          FAR          1133            -7            1154           370                50
     56          FAR          PHX          1127           -45            1269           350                50
     57          PHX          GRR          1381            19            1317         330/370              50
     58          GRR          PHX          1387           -71            1677           350                46
     59          PHX          GSO          1676            37            1535         330/370              49
     60          GSO          PHX          1691           -87            2143           350                35
     61          PHX          GTF          862            -40            957            370                50
     62          GTF          PHX          860            -15            894            350                50
     63          PHX          HSV          1260            35            1158           370                50
     64          HSV          PHX          1285           -85            1623           350                47
     65          PHX          JAN          1172            34            1080           370                50
     66          JAN          PHX          1140           -84            1435           350                50
     67          PHX          MSN          1295            14            1249           370                50
     68          MSN          PHX          1295           -67            1548           350                49
     69          PHX          MSO          836            -46            945            350                50
     70          MSO          PHX          833             -9            853            370                50
     71          PHX          PNS          1351            36            1239           370                50
     72          PNS          PHX          1381           -85            1742           350                40

                                                                        EQUIV.
                                                                        STILL         CRUISE
                                           ROUTE        AVERAGE          AIR         PRESSURE
                                           DIST.         WINDS           DIST.       ALTITUDE             NOM.
   CASE #        FROM          TO          (NM)          (KTS)           (nm)        (100 ft)          PASSENGERS         MAX.
     73          PHX          RDU          1659            38            1516         330/370              50
     74          RDU          PHX          1736           -89            2213         350/390              35
     75          PHX          ROC          1720            26            1617         330/370              48
     76          ROC          PHX          1728           -76            2117           350                36
     77          PHX          SBN          1321            22            1252           370                50
     78          SBN          PHX          1332           -74            1625           350                40
     79          PHX          SDF          1343            30            1249           370                50
     80          SDF          PHX          1340           -82            1675           350                46
     81          PHX          TYS          1401            35            1287           370                50
     82          TYS          PHX          1426           -86            1801           350                43
     83          PHX          DRO          319             -6            324            370                50
     84          DRO          PHX          310            -53            361            390                38
     85          PHX          EGE          530            -13            549            370                50
     86          EGE          PHX          466            -47            529            390                2
     87          PHX          DSM          1003            12            972            370                50
     88          DSM          PHX          1011           -67            1210           350                50
     89          PHX          FAT          484            -67            584            350                50
     90          FAT          PHX          467             9             456            370                50
     91          PHX          ASE          426            -11            439            370                50
     92          ASE          PHX          426            -49            487            390                3

Thu, Feb 13, 1997
Our Ref: B96-7701-RJTL-CRJ0351-012


Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A. 87401

Gentlemen,


         Re: Letter Agreement No. 012 [CONFIDENTIAL PORTION DELETED AND FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

         Subject: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Section 1.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 2.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         Section 3.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

         Section 4.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

         Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

                                        Yours truly

                                        BOMBARDIER INC.


                                        ----------------------------------------
                                        Walter Galloway
                                        Director, Contracts

ACCEPTED AND AGREED TO:
this       day of January, 1997
     -----

MESA AIR GROUP, INC.

By:
       ------------------------------------

Title:
       ------------------------------------

                               Wed, Feb. 12, 1997


Our Ref: B96-7701-RJTL-CRJ0351-013

Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U. S.A. 87401

Gentlemen,


         Re:      Letter Agreement No. 013 ([CONFIDENTIAL PORTION DELETED AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

SUBJECT: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
                            AND EXCHANGE COMMISSION]

         1.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         2.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         3.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

         4.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

         Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

                                             Yours truly

                                             BOMBARDIER INC.



                                             -----------------------------------
                                             Walter Galloway
                                             Director, Contracts

Accepted and Agreed to:
this        day of January, 1997
     ------

MESA AIR GROUP, INC.


By
  ---------------------------------
Title
  ---------------------------------

                                February 12, 1997


Our Ref: B96-7701-RJTL-CRJ0351-014
Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A. 87401
Attention: Mr. Larry Risley, Chairman

Gentlemen,


      Re:                    Letter Agreement No. 014
            (Re: Customer Support, Warranty, and Service Life Policy)


      Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").

      This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

      All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

CUSTOMER SUPPORT SERVICES AND WARRANTY

      The following Customer Support Services and Warranty are those services to which reference is made in Article 3 of the Agreement.

CUSTOMER SUPPORT SERVICES

                                    ARTICLE 1
                                TECHNICAL SUPPORT

     Section 1.1. Factory Service. BRAD agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereon. This service shall be provided for as long as [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] aircraft remain in commercial air transport service.

     Section 1.2.   Field Service Representative.

   Section 1.2.1. Services. BRAD shall assign [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to Buyer's main base of operation or other location as may be mutually agreed.

   Section 1.2.2. Term. Such assignment shall commence approximately one (1) month prior to the Delivery Date of the first Aircraft and conclude one year after delivery of the last Firm Aircraft. The FSR assignment may be extended on terms and conditions to be mutually agreed.

  Section 1.2..3 Responsibility. The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer's designated personnel ("FSR Services").

   Section 1.2.4. Travel. If requested by Buyer, the FSR may, at Buyer's expense, travel to another location to provide technical advice to Buyer.

   Section 1.2.5. Office Facilities. Buyer shall furnish the FSR, at no charge to BRAD, suitable and private office facilities and related equipment including desk, file cabinet, access to two telephone lines, facsimile and photocopy equipment conveniently located at Buyer's main base of operation or other location as may be mutually agreed.

   Section 1.2.6. Additional Expenses. Buyer shall reimburse BRAD (net of any additional taxes on such reimbursement) the amount of any and all taxes (except Canadian taxes on the income of the FSR) and fees of whatever nature, including any customs duties, withholding taxes or fees together with any penalties or interest thereon, paid or incurred by BRAD or the FSR or other BRAD employee as a result of or in connection with the rendering of the services.

   Section 1.2.7. Right to Stop Work. BRAD shall not be required to commence or continue the FSR Services when:

            a.) there is a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            b.) there exist war, risk of war or warlike operations, riots or insurrections;

            c.) there exist [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the FSR or other BRAD employee; or

            d.) the Government of the country where Buyer's facilities are located or where Buyer desires the FSR to travel refuses the BRAD employee permission to enter said country or Buyer's base of operations.

   Section 1.2.8. Work Permits and Clearances. Buyer shall arrange for all necessary work permits and airport security clearances required for the FSR or other BRAD employee to permit timely accomplishment of the FSR services.

     Section 1.3.   Maintenance Planning Support.

   Section 1.3.1. Scheduled Maintenance Task Cards. As described in Annex A Attachment A, BRAD shall provide Buyer BRAD's standard format scheduled maintenance task cards that shall conform to the Aircraft at the Delivery Date. At Buyer's request BRAD shall provide a proposal for task cards produced to Buyer's format.

   Section 1.3.2. In-Service Maintenance Data. Buyer agrees to provide to BRAD in-service maintenance data in order to provide updates to BRAD's recommended maintenance program. Buyer and BRAD shall agree on standards and frequency for communication of such data.

     Section 1.4. Additional Services. At Buyer's request BRAD shall provide a proposal to provide such additional support services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.

                                   ARTICLE 2.
                   SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT

   Section 2.1.1.   Definitions.

       a. "BRAD Parts": any spare parts, ground support equipment, tools and test equipment which bear an inhouse Cage Code number in the BRAD Provisioning Files (as that expression is defined in ATA Specification 2000).

       b. "Power Plant Parts": any power plant or power plant part or assembly carrying the power plant manufacturer's part number or any part furnished by the power plant manufacturer for incorporation on the Aircraft.

       c. "Vendor Parts": any spare parts, ground support equipment, tools and test equipment for the Aircraft which are not BRAD Parts or Power Plant Parts.

       d. "Spare Parts": all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Buyer from BRAD. The term Spare Parts includes BRAD Parts, Power Plant Part and Vendor Parts.

       e. "Order": any order for Spare Parts issued by Buyer to BRAD; and

       f. "Technical Data": shall have the meaning attributed to it in Annex A
Article 4.1.

     Section 2.1. Term and Applicability. The term of this Annex A Article 2 shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts for each Aircraft so long as at least [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] remain in commercial air transport service. The provisions of Annex A Articles 2.2, 2.6.5, 2.24 and Annex B Article 5.0 shall survive expiration or termination of this Agreement.

     Section 2.2. Order Terms. Terms and conditions hereof shall apply to all Orders placed by Buyer with BRAD in lieu of any terms and conditions in Buyer's purchase orders.

     Section 2.3.   Purchase and Sale of Spare Parts.

   Section 2.3.1. Agreement to Manufacture and Sell. BRAD shall manufacture, or procure, and make available for sale to Buyer suitable Spare Parts in quantities sufficient to meet the reasonably anticipated needs of Buyer for normal maintenance and normal spares inventory replacement for each Aircraft. During the term specified in Annex A Article 2.1 above, BRAD shall also maintain a shelf stock of certain BRAD Parts selected by BRAD to ensure reasonable re-order lead times and emergency support. BRAD shall maintain a reasonable quantity of BRAD insurance parts. Insurance parts as used herein shall include, but not be limited to, dispatch-essential parts such as major flight control surfaces.

     Section 2.4.   Agreement to Purchase BRAD Parts.

   Section 2.4.1. Purchase of BRAD Parts. In consideration of BRAD's obligation under Annex A Article 2.3.1, during the term stated in Annex A Article 2.1., Buyer agrees to purchase BRAD Parts [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

             a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

             b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

             c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   Section 2.4.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   Section 2.4.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

     Section 2.5. Purchase of Vendor Parts & Power Plant Parts. BRAD shall not be obligated to maintain a stock of Vendor Parts or Power Plant Parts. BRAD may elect to maintain a spares stock of selected Vendor Parts at its own discretion to support provisioning and replenishment sales. BRAD agrees to use reasonable efforts to require its vendors to comply with the terms and conditions of this Annex A Article 2 as they apply to Vendor Parts. Vendor Parts shall be delivered in accordance with the vendor's quoted lead time plus BRAD's internal processing time.

     Section 2.6.   Spare Parts Pricing.

   Section 2.6.1. Spare Parts Price Catalogue. Prices for commonly used BRAD Parts stocked by BRAD shall be published in the spare parts price catalogue ("Spare Parts Price Catalogue"). BRAD shall hold the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   Section 2.6.2. BRAD prices for Vendor Parts. If Buyer orders Vendor Parts from BRAD, the price shall be as published in the Spare Parts Price Catalogue.

   Section 2.6.3. Quotations. Price and delivery quotations for items not included in the Spare Parts Price Catalogue shall be provided at Buyer's request by BRAD. Price quotations will be held firm for a period of ninety (90) calendar days or as otherwise specified by BRAD. Responses to quotation requests will be provided within ten (10) calendar days.

   Section 2.6.4. Price Applicability. The purchase price of BRAD Parts shall be the applicable price set forth in the Spare Parts Price Catalogue at time of receipt by BRAD of Buyer's Order or as quoted by BRAD to Buyer upon request. If Buyer requests accelerated delivery or special handling for BRAD Parts not included in the Spare Parts Price Catalogue, BRAD may increase the price from the original quotation to cover any additional costs to BRAD.

   Section 2.6.5. Currency and Taxes. All Spare Parts Price Catalogue and quotation prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

      Buyer shall pay to BRAD upon demand the amount of any sales, use, value-added, excise or similar taxes imposed by any federal, provincial or local taxing authority within Canada, and the amount of all taxes imposed by any taxing authority outside Canada, required to be paid by BRAD as a result of any sale, use, delivery, storage or transfer of any Spare Parts. If BRAD has reason to believe that any such tax is applicable, BRAD shall separately state the amount of such tax in its invoice. If a claim is made against BRAD for any such tax, BRAD shall promptly notify Buyer.

      In addition, Buyer shall pay to BRAD on demand the amount of any customs duties required to be paid by BRAD with respect to the importation by Buyer of any Spare Parts.

   Section 2.6.6. Vendor Pricing. BRAD shall use reasonable efforts to require its major vendors to maintain any published price for their parts for a period of at least [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE Commission] a ninety (90) calendar day notice period prior to changing a published price.

     Section 2.7.   Provisioning.

   Section 2.7.1. Pre-provisioning/Provisioning Conference. Pre-provisioning and provisioning conferences shall be convened on dates to be mutually agreed between Buyer and BRAD in order to:

            (i) discuss the operational parameters to be provided by Buyer to BRAD which BRAD considers necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from BRAD or vendors ("Provisioning Items");

           (ii) review Buyer's ground support equipment and special tool requirements for the Aircraft;

          (iii) discuss the format of the provisioning documentation to be provided to Buyer from BRAD for the selection of Provisioning Items; and

           (iv) arrive at a schedule of events for the initial provisioning process, including the establishment of a date for the initial provisioning conference ("Initial Provisioning Conference") which shall be scheduled where possible at least twelve (12) months prior to delivery of the first Aircraft.

      The time and location of the pre-provisioning conference shall be mutually agreed upon between the parties; however, BRAD and Buyer shall use their best efforts to convene such meeting within thirty (30) days after execution of the Agreement.

     Section 2.8. Initial Provisioning Documentation. Initial provisioning documentation for BRAD Parts and Vendor Parts shall be provided by BRAD as follows:

             a) BRAD shall provide, as applicable to Buyer, no later than eighteen (18) months prior to the Scheduled Delivery Date of the first Aircraft, or as may be mutually agreed, the initial issue of provisioning files as required by ATA Specification 2000, Chapter 1 (as may be amended by BRAD);

            Revisions to this provisioning data shall be issued by BRAD every ninety (90) calendar days until ninety (90) calendar days following the Delivery Date of the last Aircraft or as may be mutually agreed;

             b) BRAD shall provide, as required by Buyer, all data files defined in Chapter 1 of ATA Specification 2000; and

             c) the Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and revised at ninety (90) calendar day intervals.

   Section 2.8.1. Obligation to Substitute Obsolete Spare Parts. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Buyer from BRAD is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereto (other than a redesign at Buyer's request), BRAD shall deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts upon return of such Spare Parts to BRAD by Buyer. BRAD shall credit Buyer's account with BRAD with the price paid by Buyer for any such obsolete or unusable Spare Part and shall invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

   Section 2.8.2. Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Buyer pursuant to Annex A Article 2.8.1. shall be delivered to BRAD at its plant in Ontario or Quebec, or such other destination as BRAD may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts shall be delivered to Buyer from BRAD's plant in Ontario or Quebec, or such other BRAD shipping point as BRAD may reasonably designate. BRAD shall pay the freight charges for the shipment from Buyer to BRAD of any such obsolete or unusable Spare Part and for the shipment from BRAD to Buyer of any such substitute Spare Part.

   Section 2.8.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   Section 2.8.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   Section 2.8.5. Notification and Format. Buyer shall notify BRAD, in writing, when Buyer desires to return Provisioning Items which Buyer's review indicates are eligible for repurchase by BRAD under the provisions of Annex A Article
2.8.3. Buyer's notification shall include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return. Such summary shall be in the form of listings as may be mutually agreed between BRAD and Buyer, and shall include part number, nomenclature, purchase order number, purchase order date and quantity to be returned.

      Within five (5) business days after receipt of Buyer's notification BRAD shall advise Buyer, in writing, when BRAD's review of such summary from Buyer will be completed.

   Section 2.8.6. Review and Acceptance by BRAD. Upon completion of BRAD's review of any detailed summary submitted by Buyer pursuant to Annex A Article 2.8.5., BRAD shall issue to Buyer a Material Return Authorization notice ("MRA") for those Provisioning Items BRAD agrees are eligible for repurchase in accordance with Annex A Article 2.8.3. BRAD will advise Buyer of the reason that any Provisioning Items included in Buyer's detailed summary are not eligible for return. The MRA notice shall state the date by which

Provisioning Items listed in the MRA notice must be redelivered to BRAD and Buyer shall arrange for shipment of such Provisioning Items accordingly.

   Section 2.8.7. Price and Payment. The price of each Provisioning Item repurchased by BRAD pursuant to Annex A Article 2.8.6 will be the original invoice price thereof. BRAD shall pay the repurchase price by issuing a credit memorandum in favour of Buyer which may be applied against amounts due BRAD for the purchase of Spare Parts and services.

   Section 2.8.8. Return of Surplus Provisioning Items. Provisioning Items repurchased by BRAD pursuant to Annex A Article 2.8.6 shall be delivered to BRAD Free Carrier (Incoterms), at its plant in Ontario or Quebec, or other such destination as BRAD may reasonably designate.

   Section 2.8.9. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

     Section 2.9. Procedure for Ordering Spare Parts. Orders for Spare Parts may be placed by Buyer to BRAD by any method of order placement (including but not limited to SITA, ARINC, telecopier, letter, telex, facsimile, telephone or hard copy purchase order).

   Section 2.9.1. Requirements. Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and BRAD's price, if available. Buyer agrees that orders placed with BRAD shall conform to the requirements and procedures contained in ATA Specification 2000, as applicable to Buyer.

   Section 2.9.2. Processing of Orders. Upon acceptance of any Order, unless otherwise directed by Buyer, BRAD shall, if the Spare Parts are in stock, proceed immediately to prepare the Spare Parts for shipment to Buyer. If BRAD does not have the Spare Parts in stock, BRAD shall proceed immediately to acquire or manufacture the Spare Parts. Purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide and the applicable portions of ATA Specification 2000, as applicable to Buyer.

   Section 2.9.3, Changes. BRAD reserves the right, without Buyer's consent, to make any necessary corrections or changes in the design, part number and nomenclature of Spare Parts covered by an Order, to substitute Spare Parts and to adjust prices accordingly, provided that interchangeability is not affected and the unit price is not increased by more than 10% or $50.00, whichever is less. BRAD shall promptly give Buyer written notice of corrections, changes, substitutions and consequent price adjustments. Corrections, changes, substitutions and price adjustments which affect interchangeability or exceed the price limitations set forth above may be made only with Buyer's consent, which consent shall conclusively be deemed to have been given unless Buyer gives BRAD written notice of objection within fifteen (15) business days after receipt of BRAD's notice. In case of any objection, the affected Spare Part will be deemed to be deleted from Buyer's Order.

   Section 2.9.4.   Electronic Data Interchange.

 Section 2.9.4.1. Use of Electronic Data Interchange (EDI). The SPEC 2000 Protocol shall be used for any EDI transaction.

      Buyer and BRAD shall implement security procedures to ensure proper use of this communication. A message will be considered received only at the point where it is in a format which can be accepted by the receiving computer according to ATA SPEC 2000 rules on transmissions. If garbled transmissions are received, the receiver shall promptly notify the sender through use of the S1REJECT command.

 Section 2.9.4.2. Acceptance of EDI Transactions. The SIBOOKED transaction creates an obligation on the part of Buyer to purchase the material and quantities as specified in the transmission. BRAD is obliged to sell the material and quantities as specified except as may be identified in a subsequent SIORDEXC message. With respect to a S1QUOTES transaction, Buyer and BRAD are bound to respect the prices quoted in the transmission in any resultant S1BOOKED order transaction based upon that S1QUOTES message within the validity period of the S1QUOTES message. An S1NVOICE message will be considered as the official commercial invoice for the goods shipped. An S1STOCKS, S1SHIPPD, S1POSTAT or S1PNSTAT message creates no obligations on either the Buyer or BRAD.

      If an S1BOOKED acknowledgment is not sent within 24 hours by BRAD then Buyer shall resend the original message.

      Any document which has been properly received shall not give rise to any obligation unless and until the party receiving such document has properly transmitted in return an acknowledgment document according to SPEC 2000 Protocol.

 Section 2.9.4.3. Systems Operations. Buyer and BRAD, at their own expense, shall provide and maintain the equipment, software, services and testing necessary to effectively and reliably transmit and receive documents.

 Section 2.9.4.4. Validity of Documents. Annex A Article 2.9.4 has been agreed to by Buyer and BRAD to evidence their mutual intent to create binding purchase and sale obligations pursuant to the electronic transmission and receipt of documents as described herein.

      Such documents properly transmitted pursuant to this Annex A Article 2.9.4 shall be considered, in connection with any transaction or any other agreement, to be a "writing" or "in writing" and shall be deemed for all purposes (a) to have been "signed" and (b) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

      Buyer and BRAD agree not to contest the validity or enforceability of signed documents under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by either party to be bound thereby. Signed documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between Buyer and BRAD to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither Buyer nor BRAD shall contest the admissibility of copies of signed documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the signed documents were not originated or maintained in documentary form.

 Section 2.9.4.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

    Section 2.10. Packing. All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via air freight. Such standard packing will generally be to ATA 300 standards as amended from time to time. All AOG orders will be handled, processed, packed and shipped separately.

    Section 2.11. Packing List. BRAD shall insert in each shipment a packing list/release note itemized to show:

            (i) the contents of the shipment,

           (ii) the approved signature of BRAD's TC authority attesting to the airworthiness of the Spare Parts.

          (iii) value of the shipment for customs clearance if required.

    Section 2.12. Container Marks. Upon Buyer's request each container shall be marked with shipping marks as specified on the Order. In addition BRAD shall, upon request, include in the markings: gross weight and cubic measurements.

    Section 2.13. Delivery, Title and Risk of Loss.

  Section 2.13.1. Delivery Point. Spare Parts shall be delivered to Buyer in one of the following manners at BRAD's sole option:

            (i) Free Carrier (Incoterms 1990) BRAD's plant in either Ontario or Quebec, Canada; or

           (ii) Free Carrier (Incoterms 1990) other BRAD depots or shipping points; or

          (iii) Free Carrier (Incoterms 1990) vendor's or subcontractor's plant.

  Section 2.13.2. Delivery Time. BRAD shall use reasonable efforts so that shipment of BRAD Parts to Buyer be as follows:

       a) AOG Orders. Ship AOG Orders within four (4) hours of receipt of Order. Buyer's affected Aircraft factory production number shall be required on AOG Orders;

       b) Critical Orders (A1), Ship critical Orders within twenty-four (24) hours of order receipt;

       c) Expedite Orders (A2) Ship expedite Orders within seven (7) calendar days of order receipt;

       d) Initial Provisioning Order. Prior to the Delivery Date of the first Aircraft or as may be mutually agreed; and

      e.) Other Orders Shipment of stock items shall be approximately thirty
(30) calendar days after BRAD's receipt of Buyer's Order. Shipment of non-stock items shall be in accordance with quoted lead times or lead times published in the current Spare Parts Price Catalogue, procurement data, or provisioning data.

    Section 2.14. Collect Shipments. Where collect shipments are not deemed practicable by BRAD, charges for shipment, insurance, prepaid freight charges and all other costs paid by BRAD shall be paid by Buyer promptly upon presentation to Buyer of invoices covering the same.

    Section 2.15. Freight Forwarder. If Buyer elects to use the services of a freight forwarder for the onward movement of Spare Parts, Buyer agrees to release BRAD from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against BRAD will be invoiced to Buyer and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Buyer at the time of seizure.

    Section 2.16. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

    Section 2.17. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      BRAD agrees to notify Buyer when material is shipped and shall provide carrier's reference information (i.e., waybill number).

    Section 2.18. Inspection and Acceptance. All Spare Parts shall be subject to inspection by Buyer at destination. Use of Spare Parts or failure of Buyer to give notice of rejection within thirty (30) days after receipt shall constitute acceptance. Acceptance shall be final and Buyer waives the right to revoke acceptance for any reason, whether or not known to Buyer at the time of acceptance. Buyer's remedies for defects discovered before acceptance are exclusively provided for in Annex A Article
2.19 herein.

    Section 2.19. Rejection. Any notice of rejection referred to in Annex A
Article 2.18 shall specify the reasons for rejection. If BRAD concurs with a rejection, BRAD shall, at its option, correct, repair or replace the rejected Spare Parts. Buyer shall, upon receipt of BRAD's written instructions and Material Return Authorication ("MRA") number, return the rejected Spare Parts to BRAD at its specified plant, or other destination as may be mutually agreeable. The return of the rejected Spare Parts to BRAD and the return or delivery of a corrected or repaired rejected Spare Part or any replacement for any such Spare Part to Buyer shall be at BRAD's expense. Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement.

    Section 2.20. Payment Except as provided in Annex A Article 2.22 below, payment terms shall be net thirty (30) calendar days of invoice date for established open accounts. Any overdue amount shall bear interest from the due date until actual payment is received by BRAD at an annual rate of interest equal to the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

    Section 2.21. Payment for Provisioning Items. Payment for Provisioning Items shall be made by Buyer as follows:

             a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the total price of the Provisioning Items as selected by Buyer, upon signature of the spares provisioning document; and

             b) the balance of the total price of Provisioning Items upon their delivery.

    Section 2.22. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

            (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

           (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

    Section 2.23. Regulations. Buyer shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Buyer to make payments at the time and place and in the manner specified herein.

    Section 2.24. Warranty. ANNEX B hereto exclusively sets forth BRAD'S warranty obligations with respect to spare parts. Except as expressly set out in Annex B, there are no understandings, representations, conditions or warranties, express or implied, between the parties with respect to any defect in the spare parts or any other thing delivered under this Agreement.

    Section 2.25. Cancellation of Orders. Except as otherwise may apply to initial provisioning, if Buyer cancels an Order, BRAD, at its option, shall be entitled to recover actual damages, but not less than the following cancellation charges or more than the purchase price of the Spare Parts covered by the Order:

             a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

             b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

             c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

             d) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   Section 2.2.6. Lease. BRAD shall select and make available certain parts for lease, subject to availability Buyer has the option to negotiate a lease agreement with BRAD separate from this Agreement.

    Section 2.27. Additional Terms and Conditions. BRAD's conditions of sale are deemed to incorporate the terms and conditions stated herein. Additional terms and conditions applicable at time of receipt of each order from Buyer may be added providing such terms and conditions do not conflict with the terms and conditions provided herein. Such additional terms and conditions shall be provided to Buyer at least ninety (90) calendar days prior to their effective date.

                                    ARTICLE 3
                                    TRAINING

     Section 3.1. General Terms.

   Section 3.1.1. The objective of the training programs (the "Programs"), as described herein, shall be to familiarize and assist Buyer's personnel in the introduction, operation, and maintenance of the Aircraft.

      BRAD shall offer to the Buyer the Programs in the English language at a BRAD designated facility; the Programs shall be completed prior to the Delivery Date of the last Aircraft purchased herein.

   Section 3.1.2. Buyer shall be responsible for all travel and living expenses, including local transportation, of Buyer's personnel incurred in connection with the Programs.

   Section 3.1.3 The Programs shall be designed to reflect the model and/or configuration of the Aircraft and may include differences training to identify such configuration or model. Manuals which are provided during the Programs exclude revision service.

   Section 3.1.4. A training conference shall be held where possible no later than twelve (12) months prior to the Scheduled Delivery Date of the first Aircraft to the Buyer, or as may be otherwise agreed, to establish the Programs' content and schedule.

     Section 3.2. Flight Crew Training.

   Section 3.2.1. Flight Crew Ground Training. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], BRAD will provide with each delivered Aircraft, a TC or FAA approved transition training for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] who meet the minimum entry requirement provided in the applicable training manual. Each course shall consist of up to eighty (80) hours of classroom instruction which may include part task trainer, Computer Based Training (CBT), and/or Flight Training Device (FTD). BRAD shall furnish each of Buyer's licensed pilots attending the course one copy of the Flight Crew Operating Manual.

   Section 3.2.2. Pilot Simulator Training. BRAD shall provide access at [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to a TC or FAA approved flight simulator for the crew trained under Annex A Article 3.2.1. BRAD shall provide a simulator instructor for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for the crew trained on BRAD's designated simulator in Montreal; each mission shall consist of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the simulator and required briefing/debriefing sessions.

   Section 3.2.3. In-flight Training. Should Buyer require aircraft flight training, such training shall be conducted in Buyer's Aircraft after the Delivery Date for up to a maximum [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of Buyer's pilots. BRAD shall provide an instructor pilot at no additional charge; Buyer shall be responsible for the cost of fuel, oil, landing fees, taxes, insurance, maintenance, and other associated operating expenses required for the Aircraft during such training.

   Section 3.2.4. Flight Attendant Course. A familiarization course for up to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of Buyer's flight attendant personnel shall be conducted. Each course shall be for a maximum [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] working days duration. This course shall present general information on the Aircraft and detailed information on the operation of the passenger safety equipment and emergency equipment. BRAD shall furnish for each participant in this course one (1) copy of the Flight Attendant Training Guide which shall not be revised. Buyer shall assist BRAD in the development of the Flight Attendant Training Guide to incorporate Buyer's specific equipment and procedures.

   Section 3.2.5. Flight Dispatcher Course. A course for up to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of Buyer's flight dispatch personnel shall be conducted. Each course shall be for a maximum of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] days duration. The course shall consist of classroom instruction covering general Aircraft familiarization, coverage of performance, flight planning, weight and balance and the Minimum Equipment List. BRAD shall furnish for each participant in this course one (1) copy of the Flight Crew Operating Manual which shall not be revised.

   Section 3.2.6. Recurrent Pilot Training. BRAD shall, upon Buyer's request, provide a proposal for a TC or FAA approved course for type rated pilots, customized in content to meet the recurrent training of Buyer's pilots.

   Section 3.2.7. Course Training Material. BRAD shall, upon Buyer's request, present a proposal to provide one (1) set of the materials (without revision service) used to conduct the Flight Crew Ground Training course, as follows:

             i)   35 mm slides;

            ii)   Instructional Narrative and/or Instruction Guides;

           iii)   Overhead Projection Transparencies;

            iv)   Motion picture and/or Video tapes; and

             v)   Audio cassettes tapes.

     Section 3.3.   Maintenance Training.

   Section 3.3.1. Airframe and Powerplant Systems Maintenance Course. BRAD shall, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE Commission], train up to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of Buyer's qualified personnel per Aircraft. This course shall emphasize detailed systems description, operation, and routine line maintenance practices. The course material shall be principally mechanical with electrical and avionics information for overall systems comprehension. The course duration shall be for a maximum of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   Section 3.3.2. Electrical and Avionics Systems Maintenance Course. BRAD shall, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], train up to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of Buyer's qualified personnel per Aircraft. The course shall emphasis detailed systems description, operation and routine line maintenance practices. The course material shall be principally electrical and avionic but shall include mechanical information for overall systems comprehension. The course duration shall be for a maximum of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   Section 3.3.3. Ground Handling Course. BRAD shall, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of Buyer's qualified personnel per Aircraft. This course shall provide ramp service personnel with training to be able to tow and park Aircraft and perform routine ramp servicing tasks. Such training shall be conducted in class with a practical demonstration on Buyer's Aircraft after acceptance. The course duration shall be a maximum [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] days and the practical demonstration shall not exceed [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] working days.

   Section 3.3.4, General Familiarization Course. BRAD shall, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], train up to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of Buyer's personnel. The course shall generally describe the Aircraft, the systems and the maintenance and support requirements. This course is primarily designed for Buyer's facilities planning, parts provisioning and aircraft management personnel. The course duration is for a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE Commission] working days.

   Section 3.3.5. Engine Run-up Course. BRAD shall provide an Engine Run-up course, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE Commission], for up to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of Buyer's qualified personnel. This course enables Buyer's personnel to gain proficiency in engine and APU runs, cockpit management procedures , malfunctions and exceedences. A prerequisite for this course is satisfactory completion of the Airframe and Powerplant Systems Maintenance course. The course duration shall be for a maximum of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] working days.

   Section 3.3.6. Specialist Courses. At Buyer's request, BRAD shall make a proposal for specialist courses which will be derived from BRAD's standard courses detailed herein.

   Section 3.3.7. Recurrent Training. At Buyer's request, BRAD shall make a proposal for a Regulatory Authority approved training plan for maintenance recurrent training.

   Section 3.3.8. Vendor Training. At Buyer's request, BRAD shall assist Buyer to obtain vendor maintenance training.

   Section 3.3.9. Course Training Material. BRAD, upon Buyer's request, shall present a proposal to provide one (1) set of the training materials (without revision service) used to conduct BRAD's standard training as detailed herein:

             i)   35 mm slides;

            ii)   Lesson Guides;

           iii)   Overhead Projection Transparencies;

            iv)   Motion picture and/or Video tapes; and

             v)   Audio cassettes tapes.

     Section 3.4.   Insurance.

   Section 3.4.1. Buyer shall at all times during flight training in Buyer's Aircraft secure and maintain in effect, at its own expense, insurance policies covering the Aircraft including without limitation:

             a) liability insurance covering public liability, passenger, crew, property and cargo damage in amounts not less than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for any single occurrence;

             b) all risk aircraft hull and engine insurance for an amount which is not less than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   Section 3.4.2. The liability policy shall name BRAD (and its affiliates) as additional insured. The hull policy shall contain a waiver of subrogation in favour of BRAD (and its affiliates). All insurance policies shall provide for payments despite any misrepresentations or breach of warranty by any person (other than the assured receiving payments) and shall not be subject to any offset by any other insurance carried by BRAD except that Buyer shall not be required to provide insurance with respect to the manufacturing, repair and maintenance activities of BRAD (and of its affiliates) and the related potential liability (product or otherwise) arising therefrom.

                                    ARTICLE 4
                                 TECHNICAL DATA

     Section 4.1. Technical Data Provided. BRAD shall furnish to Buyer the Technical Data described in Attachment A hereto (the "Technical Data"). The Technical Data shall be in the English language and shall provide information on items manufactured according to BRAD's detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed.

     Section 4.2. Shipment. All Technical Data provided hereunder shall be delivered to Buyer Free Carrier (Incoterms) BRAD's designated facilities and at the time indicated in Attachment A.

     Section 4.3. Proprietary Technical Data. It is understood and Buyer acknowledges that the Technical Data provided herein is proprietary to BRAD and all rights to copyright belong to BRAD and the Technical Data shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration thereto allowed by BRAD.

      Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any aircraft or Spare Parts including BRAD Parts or items of equipment, except when manufacture or redesign is permitted under the provisions of Annex A Article 2.4 hereof and then only to the extent and for the purposes expressly permitted therein, and provided further the recipient shall provide a non-disclosure undertaking acceptable to BRAD.

                                  ATTACHMENT A
                             LIST OF TECHNICAL DATA
                       COLUMN HEADING EXPLANATION OF CODES

ITEM        DOC            DOCUMENT
1
                           Title of Technical Data provided.

2           Config         Configuration
                           G = Contains data common to all aircraft of the same
                           type (Generic). C = Contains data unique to Buyer's
                           Aircraft (Customized).

3           Medium         Buyer selects one of the following media specified in the table:
                           1 = Print two sides
                           2 = Microfilm
                           3 = Print one side
                           4 = Laminated Cardboard

4           Revision       Y = Periodic revision service applies
                           N = Revision service not applicable
                           S = Revised as required by BRAD

5           Quantity
            (Number        = Quantity per the Agreement
            (Number) Per   = Quantity per Aircraft

6           Delivery
                           ATD = At time of the Delivery Date of the first Aircraft.

                           PTD = Prior to the Delivery Date of each or the first Aircraft (as applicable).

7           ATA            Y = Document is per ATA Specification 100, Revision 26.
                           N = Document is to BRAD's existing commercial practices.

With the delivery of the first Aircraft, BRAD will provide to Buyer at no additional charge one set of the technical manuals listed below

                                 TECHNICAL DATA
                                  REGIONAL JET

---------------------------------------------------------------------------------------
ITEM                  DOC                  CONF MEDIUM  QTY    REV  DEL   ATA REMARKS
                                                                                 S
---------------------------------------------------------------------------------------
1.     Aircraft Maintenance Manual (AMM)   G    1, 2    1      Y    PTD   Y
---------------------------------------------------------------------------------------
2.     Illustrated Parts Manual/Catalog    G    1, 2    1      Y    PTD   Y
       (IPC)
---------------------------------------------------------------------------------------
3.     Structural Repair Manual (SRM)      G    1, 2    1      Y    PTD   Y
---------------------------------------------------------------------------------------
4.     Component Maintenance Manual (CMM)  G    1, 2    1      Y    PTD   Y
---------------------------------------------------------------------------------------
5.     Power Plant Build-Up Manual         G    1, 2    1      Y    PTD   Y
---------------------------------------------------------------------------------------
6.     Wiring Diagram Manual               C    1, 2    1      Y    PTD   Y
---------------------------------------------------------------------------------------
7.     Illustrated Tool & Equipment        G    1, 2    1      Y    PTD   Y
       Manual (ITEM)
---------------------------------------------------------------------------------------
8.     Service Bulletins                   G    1       1      S    PTD   Y   See
                                                                              Note 2
---------------------------------------------------------------------------------------
9.     Non Destructive Test Manual (NDT)   G    1       1      Y    PTD   Y
---------------------------------------------------------------------------------------
10.    Maintenance Program Document (MPD)  G    1       3      S    PTD   Y   See
                                                                              Note 3
---------------------------------------------------------------------------------------
11.    Faa or Dot Airplane Flight Manual   C    1       1 PER  S    ATD   N
       (AFM)
---------------------------------------------------------------------------------------
12     Weight & Balance Manual             G    1       1      Y    ATD   Y
---------------------------------------------------------------------------------------
13     Master Minimum Equipment List       G    1       1      S    ASAP  N
       (MMEL)
---------------------------------------------------------------------------------------
14     Quick Reference Handbook            C    1       1 PER  S    ATD   N
---------------------------------------------------------------------------------------
15.    Flight Crew Operating Manual        C    1       4      S    ATD   N   See
       (FCOM)                                                                 Note 1
---------------------------------------------------------------------------------------
16.    Maintenance Task Cards              C    3       3      S    PTD   N
---------------------------------------------------------------------------------------
17.    Access Panels And Doors/Component   G    1       2      N    PTD   N
       Location Manual
---------------------------------------------------------------------------------------
18.    Flight Planning & Cruise Control    G    1       2      S    ASAP  N
       Manual
---------------------------------------------------------------------------------------
19.    Aircraft Characteristics For        G    1       2      N    ASAP  N   See
       Airport Planning                                                       Note 4
---------------------------------------------------------------------------------------
20.    On-Board Wiring Diagram Book        C    3       A/R    N    ATD   N   See
                                                                              Note 5
---------------------------------------------------------------------------------------
21.    Maintenance Facilities & Equipment  G    1       2      S    ASAP  N
       Planning Manual
---------------------------------------------------------------------------------------
22.    System Schematic Manual (SSM)       G    1, 2    1      Y    ATD   Y   See
                                                                              Note 1
---------------------------------------------------------------------------------------
23.    Passenger Information Sheet         G    3       1      S    ATD   N   See
                                                                              Note 6
---------------------------------------------------------------------------------------
24.    Pilot Checklist                     C    4       1 PER  S    ATD   N
---------------------------------------------------------------------------------------
25.    Crash Crew Chart                    G    4       1 PER  S    ATD   N
---------------------------------------------------------------------------------------
26.    Dispatch Deviation Guide            G    1       1      S    PTD   N
---------------------------------------------------------------------------------------

NOTE 1:  REVISION SERVICE

       A. Revision services shall only be available for six (6) months following the Delivery Date of Buyer's last Aircraft. Subsequent revision service shall be provided dependent upon incorporation of BRAD issued Service Bulletins.

       B. Revisions to the Technical Data to reflect the Aircraft at Delivery Date shall be provided to Buyer within six (6) months following the Delivery Date of each of the Aircraft, respectively.

       C. Provided the revision service is being supplied under the terms of this Agreement or by subsequent purchase order, BRAD shall incorporate in the applicable documents all applicable BRAD originated Service Bulletins in a regular revision following formal notification by Buyer that such Service Bulletins shall be accomplished on the Buyer's Aircraft. The manuals shall then contain both original and revised configuration until Buyer advises BRAD in writing that one configuration is no longer required.

NOTE 2:  SERVICE BULLETINS

      Aperture cards of the service drawing(s) will be provided in lieu of drawings when practical.

NOTE 3:  MAINTENANCE PROGRAM DOCUMENT

      This manual provides the basis for Buyer's initial maintenance program.

NOTE 4:  AIRCRAFT CHARACTERISTICS FOR AIRPORT PLANNING

      This manual contains data on Aircraft ground maneuver and handling.

NOTE 5:  ON-BOARD WIRING DIAGRAM BOOK

      This book contains wiring diagrams for interim reference until the Wiring Diagram Manual is revised to reflect the Aircraft at the Delivery Date.

NOTE 6:  PASSENGER INFORMATION CARDS

      BRAD will provide one (1) reproducible master for the preparation of passenger information cards. For an additional cost, subject to negotiation, BRAD will provide full colour laminated passenger information cards in quantities required.

                        WARRANTY AND SERVICE LIFE POLICY

                                    ARTICLE 1
                                    WARRANTY

      The following warranty is that to which reference is made in Article 3 of the Agreement.

     Section 1.1.   Warranty.

   Section 1.1.1. Subject to Annex B Articles 1.9, 1.10, and 2.0, BRAD warrants that, at the date of delivery of the Aircraft or BRAD Part, as applicable :

             a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

             b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

             c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

             d.) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   Section 1.1.2. The Warranty set forth in Annex B Article 1.1.1 (c) and (d) above shall also be applicable to BRAD Parts purchased as Spare Parts.

   Section 1.1.3. BRAD further warrants that, at the time of delivery, the Technical Data shall be free from error.

     Section 1.2.   Warranty Period

   Section 1.2.1. The Warranty set forth in Annex B Article 1.1 shall remain in effect for any defect covered by the Warranty (a "Defect") becoming apparent during the following periods (individually, the "Warranty Period"):

             a) for failure to conform to the Specification and in the installation referred to in Annex B Article 1.1.1 (a) and 1.1.1 (b), [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the Delivery Date;

             b) for those Defects in material or workmanship in BRAD Parts referred to in Annex B Article 1.1.1 (c) and 1.1.2, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the date of delivery of such parts;

             c) for those Defects in design referred to in Annex B Article 1.1.1
      (d), [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the date of delivery of such parts; and

             d) for errors in the Technical Data referred to in Annex B Article 1.1.3, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the date of delivery of the applicable Technical Data.

     Section 1.3. Repair, Replacement or Rework.. As to each matter covered by this Warranty BRAD's sole obligation and liability under this Warranty is expressly limited to, at BRAD's election, correction by the repair, replacement or rework of the defective part or item of Technical Data. The repaired, replaced or reworked part or item of Technical Data which is the subject of the Warranty claim shall then be warranted under the same terms and conditions for the then unexpired portion of the Warranty Period.

      In the case of a Defect relating to non-conformance with the Specification, BRAD shall correct that Defect in the equipment item or part in which the Defect appears, except that BRAD will not be obligated to correct any Defect which has no material adverse effect on the maintenance, use or operation of the Aircraft.

     Section 1.4. Claims Information.. BRAD's obligations hereunder are subject to a Warranty claim to be submitted in writing to BRAD's warranty administrator, which claim shall include but not be limited to the following information:

             a) the identity of the part or item involved, including the Part number, serial number if applicable nomenclature and the quantity claimed to be defective;

             b) the manufacturer's serial number of the Aircraft from which the part was removed;

             c) the date the claimed Defect became apparent to Buyer;

             d) the total flight hours (and cycles if applicable) accrued on the part at the time the claimed Defect became apparent to Buyer; and

             e) a description of the claimed Defect and the circumstances pertaining thereto.

     Section 1.5. BRAD's Approval. Within ten (10) working days following receipt of Buyer's Warranty claim for a Defect accompanied by Buyer's request for permission as applicable to correct a Defect, BRAD shall notify Buyer of its decision on the request. Approval under this Article shall not constitute a determination as to the existence of a Defect as described in Annex B Article
1.1 above.

     Section 1.6. Timely Corrections. BRAD shall make the repair, replacement or rework, following receipt of the defective part or item, with reasonable care and dispatch.

     Section 1.7. Labour Reimbursement. For correction of Defects BRAD shall establish a reasonable estimate for the labour hours required for the repair, replacement or rework of the defective BRAD Part and, if the repair, replacement or rework is performed by Buyer, BRAD shall reimburse Buyer for BRAD estimated hours or for Buyer's actual labour hours, whichever is less, for the repair, replacement or rework of the defective BRAD Part excluding any work necessary to gain access to said BRAD Part. Such reimbursement shall be based upon Buyer's direct labour rate per manhour plus burden rate of fifty percent (50%), subject to annual review and adjustment of such labour rate as mutually agreed; provided, however, that this amount shall not exceed fifty percent (50%) of the BRAD published selling labour rate.

     Section 1.8. Approval, Audit, Transportation and Waiver. All Warranty claims shall be subject to audit and approval by BRAD. BRAD will use reasonable efforts to advise in writing the disposition of Buyer's Warranty claim within thirty (30) days following the receipt of the claim and (if requested) return of the defective BRAD Part to BRAD's designated facility. BRAD shall notify Buyer of BRAD's disposition of each claim.

      Buyer shall pay all costs of transportation of the defective part from Buyer to BRAD and shall pay all costs of transportation of the repaired, corrected or replacement parts back to Buyer.

     Section 1.9.   Limitations.

   Section 1.9.1. BRAD shall be relieved of and shall have no obligation or liability under this Warranty if:

             a) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

             b) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

             c) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

             d) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                   1) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
            THE SECURITIES AND EXCHANGE COMMISSION]

                   2) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
            THE SECURITIES AND EXCHANGE COMMISSION]

             e) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

             f) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

   Section 1.9.2. The above warranties do not apply to Buyer Furnished
Equipment.

    Section 1.10. Normal Usage. Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a Defect or failure under this Warranty.

    Section 1.11. Overhaul of Warranty Parts. BRAD's liability for a BRAD Part which has a Defect and is overhauled by Buyer within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the Defect.

    Section 1.12. No Fault Found. In the event that a BRAD Part returned under a Warranty claim is subsequently established to be serviceable then BRAD shall be entitled to charge and recover from Buyer any reasonable costs incurred by BRAD in connection with such Warranty claim. Providing, however, in the event that repetitive in-service failure occurs on the particular BRAD Part which is subsequently identified by BRAD on a repeated basis to be "no fault found," then BRAD and Buyer shall discuss and mutually agree a course of further action to help identify the problem. In the event the fault is ultimately confirmed to be a legitimate Warranty claim then the above mentioned costs incurred by BRAD and charged to Buyer shall be waived.

                                   ARTICLE 2.
                                VENDOR WARRANTIES

     Section 2.1. Warranties from Vendors. The Warranty provisions of this Annex B apply to BRAD Parts only. However, BRAD has made or shall make reasonable efforts to obtain favourable warranties from vendors, with respect to Vendor Parts and Power Plant Parts. Except as specifically provided under this Annex B
Article 2, BRAD shall have no liability or responsibility for any such Vendor Parts and Power Plant Parts and the warranties for those Vendor Parts and Power Plant Parts shall be the responsibility of the vendor and a matter as between Buyer and vendor.

     Section 2.2. Vendor Warranty Backstop. For those Vendor Parts installed on the Aircraft at the Delivery Date or subsequently purchased through BRAD, excluding the Powerplant or the Power Plant Parts, in the event the parties agree that a vendor is in default in the performance of any material obligation under any applicable warranty obtained by BRAD from such vendor pursuant to Annex B Article 2.1 above, the warranties and all other terms and conditions of Annex B Article 1 shall become applicable as if the Vendor Parts had been a BRAD Part, except that the warranty period shall be the Warranty Period as set forth herein or by the vendor's warranty, whichever is shorter and all transportation costs associated with the Vendor Parts shall be borne by Buyer.

     Section 2.3. BRAD's Interface Commitment. In the event of a dispute in the application of a Vendor Part warranty, at Buyer's request addressed to BRAD's warranty administrator, BRAD shall, without charge, conduct an investigation and analysis of any such dispute resulting from a technical interface problem to determine, if possible, the cause of the interface problem and then recommend feasible corrective action. Buyer shall furnish to BRAD all data and information in Buyer's possession relevant to the interface problem and shall cooperate with BRAD in the conduct of its investigation and such tests as may be required. BRAD, at the conclusion of its investigation, shall advise Buyer in writing of BRAD's opinion as to the cause of the problem and BRAD's recommended corrective action.

                                   ARTICLE 3.
                               SERVICE LIFE POLICY

     Section 3.1. Applicability. The Service Life Policy ("SLP") described in this Annex B Article 3 shall apply if fleetwide and repetitive failures occur in any Covered Component which is defined in Annex B Article 3.7 below.

     Section 3.2.   Term.

   Section 3.2.1. Should such failures occur in any Covered Component within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] following delivery of the Aircraft containing such Covered Component, BRAD shall, as promptly as practicable and at its option;

             a) design and/or furnish a correction for such failed Covered Component; or

             b) furnish a replacement Covered Component (exclusive of standard parts such as bearings, bushings, nuts, bolts, consumables and similar low value items).

     Section 3.3. Price. Any Covered Component which BRAD is required to furnish under this SLP shall be provided for at a price calculated in accordance with the following formula:

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION]

     Section 3.4.   Conditions and Limitations.

   Section 3.4.1. The following general conditions and limitations shall apply to the SLP:

             a) the transportation cost for the return to BRAD's designated facility, if practicable, of any failed Covered Component necessary for failure investigation or redesigning studies shall be borne by Buyer;

             b) BRAD's obligations under this SLP are conditional upon the submission of reasonable proof acceptable to BRAD that the failure is covered hereby;

             c) Buyer shall report any failure of a Covered Component in writing to BRAD`s Warranty administrator within two (2) months after such failure becomes evident. Failure to give this required notice shall excuse BRAD from all obligations with respect to such failure;

             d) the provisions of Annex B Article 1.9 of the Warranty (except for subparagraphs (d) and (e) thereof) are incorporated by this reference and shall condition BRAD's obligations under this SLP with respect to any Covered Component;

             e) BRAD's obligations under this SLP shall not apply to any Aircraft which has not been correctly modified in accordance with the specifications or instructions contained in the relevant Service Bulletins which are furnished to Buyer prior to receipt by BRAD from Buyer of any notice of an occurrence which constitutes a failure in a Covered Component. The provisions of this subparagraph shall not apply in the event that Buyer furnishes reasonable evidence acceptable to BRAD that such failure was not caused by Buyer's failure to so modify the Aircraft;

             f) this SLP shall not apply to a failure of a Covered Component if BRAD determines that such failure may not reasonably be expected to occur on a fleetwide and repetitive basis; and

             g) this SLP shall not apply to a Covered Component where the failure results from an accident, abuse, misuse, degradation, negligence or wrongful act or omission, unauthorized repair or modification adversely affecting a Covered Component, impact or foreign object damage, to any Covered Component.

     Section 3.5. Coverage. This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. BRAD's obligation is only to provide correction instructions to correct a Covered Component or furnish replacement at a reduced price as provided in this SLP.

     Section 3.6. Assignment. Buyer's rights under this SLP shall not be assigned, sold, leased, transferred or otherwise alienated by contract, operation of law or otherwise, without BRAD's prior written consent. Any unauthorized assignment, sale, lease, transfer, or other alienation of Buyer's rights under the SLP shall immediately void all of BRAD's obligations under the SLP.

     Section 3.7. Covered Component. Only those items or part thereof listed in Attachment A to this Annex B shall be deemed to be a Covered Component, and subject to the provisions of this SLP.

                                    ARTICLE 4
                                     GENERAL

     Section 4.1. It is agreed that BRAD shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under any other part of this Annex B.

                                    ARTICLE 5
           [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION]

     Section 5.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

             1) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION],

             2) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

             3) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      NOTHING IN THIS ARTICLE SHALL BE CONSTRUED TO ALTER OBLIGATIONS EXPRESSLY ASSUMED BY BRAD IN OTHER PROVISIONS OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE PROVISIONS OF ANNEX "B".

                             ANNEX B - ATTACHMENT A
                               COVERED COMPONENTS

1.    Wing

      a.    Upper and lower integral stringer machined wing planks.

      b.    Machined spar, including auxiliary spars.

      c.    Caps, webs and stiffeners on fabricated spars.

      d.    Front spar to rear spar wing box ribs.

      e.    Main landing gear (MLG) machined trunnion rib.

      f.    MLG side stay machined attachment fittings.

      g.    Wing/fuselage machined attachment fittings.

2.    Fuselage

      a. Window and windshield frame structure, but excluding the windows and windshield. Exterior skins, doublers, circum-ferential frames but excluding all systems, fairings, insulation, lining and decorative clips and brackets.

      b. Engine mount support box structure and machined pylon attachment fittings. Primary structure frames around body openings for passenger door, baggage door, avionics door, flying control access door, APU access door and emergency exits.

      c. Nose landing gear well structure, including wheel well walls, ceiling, pressure bulkheads and pressure floor structural components at fuselage wing cutout.

3.    Vertical Stabilizer

      a.    All spars.

      b.    Horizontal to vertical stabilizer machined attachment fittings.

      c.    Front spar to fuselage frame machined attachment fittings.

      d. Exterior skins, ribs, stringers between front and rear spars and machined closing rib.

4.    Horizontal Stabilizer

      Front and rear spars and exterior skins, rib and stringers between front and rear spars.

      The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.

      This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

      In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

      Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

                                             Yours truly
                                             BOMBARDIER INC.



                                             _______________________________
                                             Walter Galloway
                                             Director, Contracts

ACCEPTED AND AGREED TO:
this ______. day of January, 1997

MESA AIR GROUP, INC.



By___________________________________
Title_________________________________

[BOMBARDIER LOGO]

                                        BOMBARDIER INC.
                                        BOMBARDIER REGIONAL AIRCRAFT DIVISION
                                        Garratt Boulevard
                                        Downsview, Ontario
                                        Canada M3K 1Y5
                                        Telephone (416) 633-7310


                               Thu, Feb 13, 1997


                                              Our Ref: B96-7701-RJTL-CRJ0351-015

Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A.  87401


         Re:      Letter Agreement No. 015 [CONFIDENTIAL PORTION DELETED
         AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Gentlemen,

         Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

SUBJECT: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

1.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

2.0 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

3.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

4.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

                         ------------------------------

         Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


                                             Yours truly,

                                             BOMBARDIER INC.


                                             -----------------------------------
                                             Walter Galloway
                                             Director, Contracts

ACCEPTED AND AGREED TO:
this        day of January, 1997
     ------

MESA AIR GROUP, INC.

By
  --------------------------------------
  Title:
        --------------------------------

                                 BOMBARDIER INC.
                      BOMBARDIER REGIONAL AIRCRAFT DIVISION
                                Garratt Boulevard
                               Downsview, Ontario
                                  Canada M3K 1Y
                            Telephone (416) 633-7310



                                 January 8, 1997


Our Ref: B96-7701-RJTL-CRJ0351-016

Mesa Air Group, Inc.
2325 East 30th Street
Farmington, New Mexico
U.S.A. 87401

Gentlemen,


         Re:      Letter Agreement No. 016 (Re: Dispute Resolution Mechanism)


         Reference is made to Purchase Agreement No. CRJ-0351 (the "Agreement") between Bombardier Inc., represented by its Bombardier Regional Aircraft Division ("BRAD") and Mesa Air Group, Inc. ("Buyer") for the sale of sixteen
(16) Canadair Regional Jet Aircraft (the "Aircraft").

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms used herein and in the Agreement not defined herein, shall have the same meaning as in the Agreement.

SUBJECT: DISPUTE RESOLUTION MECHANISM

1.0. Any dispute, difference, controversy or claim arising out of or relating to this Agreement, the breach, or non-performance thereof shall first be attempted to be resolved by BRAD and Buyer through mutual negotiations, consultation and discussions.

2.0. Should the parties hereto be unable to settle their differences or disputes which may arise between them with respect to the interpretation or application of this Agreement

         (a "Dispute") by mutual agreement as provided in Article 1.0 above. the parties agree to each appoint two (2) representatives to constitute a joint commission (the "Joint Commission") to jointly hear the representations of each party regarding the Dispute. At least one (1) representative of each party shall have knowledge in technical or contractual matters depending on the nature of the Dispute. The Joint Commission shall, following presentations by each party, issue non-binding recommendations to the parties as to how best settle the Dispute. If the representatives do not agree on joint recommendations, the representatives of each party shall issue their own recommendations.

3.0. Either party may request the formation of the Joint Commission if a dispute is not settled within forty-five (45) days following a written notice from either party to the other detailing the nature of the Dispute and the resolution sought. The request for a Joint Commission shall be made in writing and shall contain the names of the representatives appointed by the party requesting its formation. The other party shall then provide the names of its representatives within thirty (30) days following the receipt of the request for a Joint Commission.

4.0. The joint Commission shall have forty-five (45) days from its formation to agree on the procedure to be followed, including the place of hearing, if any. The Joint Commission shall have sixty (60) days from the completion of the presentations by each party to issue its recommendations. The actions of the Joint Committee are for the purpose of achieving settlement. Comments made by any Committee member, any statement made during presentations to the Committee, and all demonstrative or documentary evidence is also submitted for the purpose of settlement. Nothing stated during the Committee proceedings shall be considered an admission by either party, nor shall anything presented to the Committee be admitted into evidence during any arbitration hearing unless such statement or presentation would be admissible on its own merits without consideration that it was part of the Committee proceedings.

5.0. If, despite the recommendations of the Joint Commission, the parties are unable to resolve the Dispute, either party may request by sixty
         (60) days prior notice that the Dispute be settled by arbitration in accordance with the Arbitration Rules of the American Arbitration Association applicable to international matters as may be in force at that time, modified as described in the balance of this paragraph. The Arbitration panel shall consist of three (3) members, the chair of which shall be a recently retired, within five (5) years of the request for arbitration, federal of state judge. With regard to the arbitration hearing, the Federal Rules of Evidence shall apply, and the non-jury trial procedures of the Federal Rules of Civil Procedure shall apply as much as practicable to the arbitration hearing itself. The chairman shall rule upon all legal objections or procedural questions during the meeting. All testimony shall be recorded by a certified court reporter or by such other means allowed by the Federal Rules of Civil Procedure or which shall be agreed upon by the parties.

6.0. Within thirty (30) days of the demand to refer the Dispute to arbitration, each party shall appoint one (1) arbitrator, who in turn will appoint the third arbitrator, within thirty (30) days of their appointments. This third arbitrator shall act as the chairman of the Arbitral Tribunal so constituted. The foregoing shall not prevent the parties from having the dispute arbitrated by one arbitrator selected by mutual agreement if they so desire.

7.0. The venue of arbitration shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

8.0. The arbitrators shall not act as "Amiable Compositeur" and shall decide according to the terms of the agreement and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

9.0. The award of the arbitration as to any factual determinations shall be subject to review only on a "substantial evidence" basis. Any review of legal issues shall be upon the same standard of used for appellate review of lower court cases.

10.0. It is expressly agreed that any statement, representation or document made or produced to or in connection with, or as a result of the formation of a Joint Commission shall be without prejudice and without admission of liability by either party and shall not be used as such by the other party.

11.0. Each party shall be responsible for its own costs and expenses incurred as a result of, or in connection with the Joint Commission and arbitration including the cost, fees and expenses of its own representatives.

         If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.


                                             Yours truly

                                             BOMBARDIER INC.


                                             -----------------------------------
                                             Walter Galloway
                                             Director, Contracts

ACCEPTED AND AGREED TO:
this      day of January, 1997
     ----

MESA AIR GROUP, INC.

By
  ---------------------------------
      Title
           ------------------------

================================================================================

                        SPARE PARTS CONSIGNMENT AGREEMENT





                                   NO. AGT-026





                                     between





                                 BOMBARDIER INC.





                                       and





                              MESA AIR GROUP, INC.

================================================================================

         THIS AGREEMENT made in duplicate and entered into on this ___ day of January 1997.


                                     between


         Mesa Air Group, Inc., A New Mexico company, having an office at 2325 East 30th Street, Farmington, State of New Mexico, U.S.A. 87401;


                                   ("BUYER");


                                       and


         BOMBARDIER INC., a Canadian corporation represented by its Bombardier Regional Aircraft Division having its offices at 123 Garratt Boulevard, Downsview, Ontario, Canada


                                    ("BRAD");


         WITNESSES THAT


         WHEREAS BRAD and Buyer (collectively "the Parties") have entered into Aircraft Purchase Agreement No. CRJ-0351 (the "Aircraft Purchase Agreement") whereby Buyer has agreed to for the sale of sixteen (16) Canadair Regional Jet Aircraft (the "Aircraft").


         WHEREAS at the request of the Buyer, BRAD will provide or cause to be provided selected [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] FOR [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] under this spares consignment agreement [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] commencing on or about [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] upon the terms and conditions hereof.


         NOW THEREFORE the Parties agree as follows:


ARTICLE 1 - DEFINITIONS


          1.1. Unless otherwise expressly provided herein, the following words and expressions shall have the following meanings:


               (a) Agreement means this agreement, any amendments or supplements agreed to by the Parties and any schedules, annexes, appendices or exhibits attached hereto;


               (c) BRAD [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE AND EXCHANGE COMMISSION] means [CONFIDENTIAL PORTION DELETED AND
     FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

         DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] which bear a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in BRAD's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for Buyer;


               (d) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


               (e) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


               (f) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and


ARTICLE 2      TERM


          2.1. This Agreement shall remain in effect for a period of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] under the Aircraft Purchase Agreement, such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] unless earlier terminated under Article 15.0 (the "Term").


ARTICLE 2A - [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
             SECURITIES AND EXCHANGE COMMISSION]


2A.1 BRAD will ship the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] valued in the amount of approximately [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to Buyer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] BRAD's shipping point for placement in the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior to the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. BRAD will ship additional [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the amount of approximately [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Buyer is designated as the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


2A.2 The Parties agree that, save as otherwise provided for herein, the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

           COMMISSION] are intended for the exclusive use of Buyer. Buyer shall not [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] without the prior written consent of BRAD or unless requested in writing to do so by BRAD.


ARTICLE 3 - [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION]


          3.1. Buyer agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] withdrawn from the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for Buyer's use at the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to Buyer. Until [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], BRAD retains [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by Buyer for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be as follows:


                   (1) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] it shall notify BRAD in writing, specifying [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], including [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. BRAD shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] above until [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], after which no [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] will occur.


                   (2) At the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], there will be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and Buyer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. In addition, Buyer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] BRAD [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], starting with [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], as long as [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] with Buyer.

                   (3) Buyer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] BRAD [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


                   (4) In an effort to be of assistance to Buyer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], BRAD [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Buyer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 4 - [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
            WITH THE SECURITIES AND EXCHANGE COMMISSION]


          4.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          4.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 5 - [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION]


          5.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 6 - [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION]


          6.1.    During the term of this Agreement, Buyer shall:


                6.1.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                6.1.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];


                6.1.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

                6.1.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

          6.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          6.3. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          6.4. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          6.5. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 7 - AUDIT RIGHTS


          7.1. BRAD shall, at all times during Buyer's working hours, have the right to examine, audit or otherwise review, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. BRAD undertakes to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], and to observe and comply with all rules, regulations and procedures of Buyer while on Buyer's premises. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 8 - CONFIDENTIALITY, INTELLECTUAL PROPERTY AND EXCLUSIVE PURPOSE


         Buyer shall not, without the prior written consent of BRAD, use any trademarks of BRAD or of its affiliates, including without limitation, the words or expressions 'Bombardier Regional Aircraft Division', 'Bombardier', 'Bombardier Regional Aircraft', 'BRAD', 'Canadair Regional Jet', or 'Canadair'. All requests for permission to use any of these trademarks shall be accompanied with the proposed text or document in which it is proposed to be used.


          8.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 9 - LIENS AND SECURITY INTEREST


          9.1. Buyer will not directly or indirectly create, incur, assume or suffer to exist any lien, charge or encumbrance on or with respect to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          9.2. Buyer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

          9.3. Buyer shall, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

ARTICLE 10 - GOVERNING LAW


          10.1. This Agreement is governed by and is to be construed in accordance with the local, domestic laws of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], specifically excluding the application of the rules of private international law. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 11 - CAPTIONS


          11.1. The captions and headings in this Agreement are inserted for convenience only and in no way define, construe, alter or modify the provisions of this Agreement.


ARTICLE 12 - ASSIGNMENT


          12.1. Buyer may not assign this Agreement, or any part of or interest in it without the expressed written consent of BRAD.


ARTICLE 13 - WAIVER


          13.1. The failure of either BRAD or Buyer to enforce at any time any of the provisions of this Agreement, or to require at any time performance by the other, of any of its provisions, will not be construed as a present or future waiver of such provisions, nor in any way affect the validity of this Agreement or any part of it, or the right of the other to enforce each and every such provision, condition or requirement of this Agreement and does not constitute a waiver or any future obligation to comply with such provision, condition or requirement.


ARTICLE 14 - NOTICES


          14.1. No notice or communication pertaining to this Agreement shall be deemed to have been duly given.


         (a)      by Buyer to BRAD unless addressed as follows:


                  Bombardier Regional Aircraft Division
                  123 Garratt Boulevard
                  Downsview, Ontario, M3K 1Y5
                  Canada
                  Attention:  Director of Contracts
                  Telephone:  (416) 375-4052
                  Facsimile:  (416) 375-4533

         (b)      by BRAD to Buyer unless addressed as follows:


                  Notice by mail


                  MESA AIR GROUP, INC.
                  2325 East 30th Street
                  Farmington, New Mexico
                  U.S.A.  87401


                  Attention:
                  Telephone:
                  Facsimile:


or to such other place or persons as the Parties may respectively designate in writing.


         Any such notice, requirement, approval, permission, consent or other communication so delivered by hand will be deemed to have been received by the addressee on the day when the same has been delivered, or if airmailed, on the sixth day following the day on which it was airmailed.


ARTICLE 15 - [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
             SECURITIES AND EXCHANGE COMMISSION]


          15.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


          15.2. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


ARTICLE 16 - SEVERABILITY


          16.1. Should any provision of this Agreement be invalid, unenforceable for legal reasons or impracticable, it shall not affect the validity of the other provisions of this Agreement. Invalid, unenforceable or impracticable provisions shall be replaced by provisions that best meet the purpose of the provisions to be replaced.


ARTICLE 17 - OTHER


          17.1. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

     IN WITNESS THEREOF the Parties have executed this Agreement.


MESA AIR GROUP, INC.                       OMBARDIER REGIONAL AIRCRAFT DIVISIOn




By_____________________________________    By___________________________________
  Its:_________________________________      Its:_______________________________

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]